                                                                   Exhibit 10.35

                      AMENDMENT NO. 3 TO SECOND AMENDED AND
                      -------------------------------------
               RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT
               ---------------------------------------------------

     AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT dated as of December 31, 2001 (this "Amendment"), by and
                                                        ---------
among MEDALLION FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION
                                                          ---
BUSINESS CREDIT, LLC, a Delaware limited liability company ("MBC"; MBC and MFC
                                                             ---
are sometimes hereinafter referred to individually as a "Borrower" and together
                                                         --------
as the "Borrowers"), the lending institutions that are listed on the signature
        ---------
pages hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and
       -----                               -----------------
as Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrowers, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the "Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are
 -----                       ----
parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended and in effect from time to time, the "Loan Agreement",
                                                           --------------
capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

     WHEREAS, certain Events of Default occurred as of September 30, 2001, and as a result of such Events of Default, no Term Loans were made on the Term Out Date (November 5, 2001) and all outstanding Revolving Credit Loans and Swing Line Loans matured and became immediately due and payable;

     WHEREAS, the Borrowers did not repay the outstanding Revolving Credit Loans and Swing Line Loans on or before the Term Out Date, and have not repaid such Bank Loans as of the date hereof; and

     WHEREAS, the Borrowers have requested an amendment of, and, subject to the terms and conditions set forth herein, the Borrowers, the Banks, the Agent and the Swing Line Lender have agreed to amend, the Loan Agreement and certain other Loan Documents, inter alia, to reinstate the Aggregate Revolving Credit
                ----- ----
Commitment for a limited period, delete the Term Out option and the Renewal Period, and waive certain Events of Default;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement and the Security Agreement as follows:

     1.  Omnibus Amendment to the Loan Documents.
         ---------------------------------------

         (a) It is the intention of each of the parties that the Revolving Credit Commitment of each Bank to advance any amounts to the Borrowers, as well as the Aggregate Revolving Credit Commitment, be reinstated until the earliest to occur of

     (i) March 15, 2002, (ii) the effectiveness of the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof, and (iii) the occurrence of a Default or Event of Default other than those expressly waived or forborne pursuant to Section 35 hereof, and that all Bank Loans shall once again be due and payable upon the expiration of such reinstatement. Each of the Loan Documents is hereby further amended mutatis
                                                                         -------
     mutandis as appropriate to reflect the reinstatement described above.
     --------

          (b) It is the further intention of each of the parties that, in the event the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof is obtained by March 15, 2002, the Revolving Credit Commitment of each Bank to advance any amounts to the Borrowers, as well as the Aggregate Revolving Credit Commitment, be reinstated until the Termination Date (as such defined term is being amended pursuant to the terms of Sections 2(h) and 45(b) hereof), that no Renewal Term be permitted, and that no Term Loans be or be able to be extended, under the Loan Agreement, that, in the event that the definition of Termination Date is amended in accordance with Sections 2(h) and 45(b) hereof, all Revolving Credit Loans be repaid on or before May 15, 2002 and that, in the event that the definition of Termination Date is amended in accordance with Sections 2(h) and 45(b) hereof, all Swing Line Loans be repaid on or before May 10, 2002. Therefore, for each of the Loan Documents, any and all references to "Term-Out Date" shall, upon the waiver and the consents of the Senior Note Holders pursuant to Section 45(b)(x) hereof, be deemed to be references to "Termination Date", as such definition is being amended by this Amendment, and any and all references to "Term Loans" and the "Renewal Period" shall be deemed to be deleted. Each of the Loan Documents is hereby further amended mutatis mutandis as appropriate to reflect the changed
                     ------- --------
     references to "Termination Date" and the deletion of the Term Loans and Renewal Period.

     2.  Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby
         -------------------------
amended by:

     (a) deleting the period (".") at the end of the definition of "Adjusted Net Investment Income" and substituting in lieu thereof the following text:

          "; provided further, that with respect to the covenants contained in
             --------
     Section 7.4(a) and 7.4(b) hereof, earnings attributable to MFC's equity interest in the Guarantor shall be excluded."

     (b) inserting the words "first priority" immediately prior to the words "perfected security interest" in the definitions of "Eligible Equipment" and "Medallion Rights";

     (c) inserting the words "a first priority perfected security interest in" immediately prior to the words "Medallion Rights" in subsection (a) of the definition of "Eligible Medallion Loan";

     (d) inserting the words "first priority" immediately prior to the words "mortgage interest" in the definition of "Eligible Real Estate";

     (e) deleting the definition "Eligible Yellow Cab Loan" in its entirety;

     (f) deleting the definition "Yellow Cab Loan" in its entirety;

     (g) deleting the following definitions in their entirety, and substituting in lieu thereof the following new definitions:

          "Additional Commitment Amount" shall have the meaning set forth in
           ----------------------------
     Section 12.3 hereof.

          "Aggregate Revolving Credit Commitment" shall mean $76,288,730, as the
           -------------------------------------
     same may (or, in the case of Section 2.4 hereof, shall) be reduced, terminated or increased from time to time pursuant to Section 2.1(d), 2.4, 2.10, 9.1 or 12.2 hereof.

          "Allocated Investments" shall have the meaning set forth in Section
           ---------------------
     8.3(e) hereof.

          "Applicable Facility Percentage" shall mean 0.20% per annum.
           ------------------------------

          "Applicable LIBOR Margin" shall mean, (a) for the period commencing
           -----------------------
     with the Amendment No. 3 Effective Date and ending February 28, 2002, for any Payment Period during such period, the respective rates indicated below for Revolving Credit Loans which are LIBOR Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final sentence of this definition, for part of a Payment Period):

                       Pricing Level        Applicable LIBOR Margin
                       -------------        -----------------------
                                              (percent per annum)


                             1                      2.50%

                             2                      2.75%

                             3                      3.00%

     and (b) for the period commencing with March 1, 2002 and thereafter, for any Payment Period during such period, the respective rates indicated below for Revolving Credit Loans which are LIBOR Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final sentence of this definition, for part of a Payment Period):

                       Pricing Level        Applicable LIBOR Margin
                       -------------        -----------------------
                                              (percent per annum)

                      1                                3.00%

                      2                                3.25%

                      3                                3.50%

     Subject to and in accordance with the final sentence of this definition, the Applicable LIBOR Margin shall be effective as of the first date of each Payment Period (or in the circumstances described in the final sentence of this definition, such portion of a Payment Period). Anything in this Agreement to the contrary notwithstanding, in the event that the certificate of the Borrowers required by Section 6.1(f) hereof shall not be delivered when required by such Section 6.1(f), the Applicable LIBOR Rate Margin for a Payment Period shall be the highest rate provided for in the table above until such time as such certificate is actually delivered.

          "Applicable Prime Rate Margin" shall mean, (a) for the period
           ----------------------------
     commencing with the Amendment No. 3 Effective Date and ending February 28, 2002, for any Payment Period during such period, the respective rates indicated below for Revolving Credit Loans which are Prime Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final sentence of this definition, for part of a Payment Period):

                Pricing Level              Applicable Prime Rate Margin
                -------------              ----------------------------
                                                (percent per annum)


                      1                                0.00%

                      2                                0.25%

                      3                                0.50%

     and (b) for the period commencing with March 1, 2002 and thereafter, for any Payment Period during such period, the respective rates indicated below for Revolving Credit Loans which are Prime Rate Loans opposite the applicable Pricing Level indicated below for such Payment Period (or as provided in the final sentence of this definition, for part of a Payment Period):

                Pricing Level              Applicable Prime Rate Margin
                -------------              ----------------------------
                                                (percent per annum)

                          1                         0.25%

                          2                         0.50%

                          3                         0.75%

     Subject to and in accordance with the final sentence of this definition, the Applicable Prime Rate Margin shall be effective as of the first date of each Payment Period (or in the circumstances described in the final sentence of this definition, such portion of a Payment Period). Anything in this Agreement to the contrary notwithstanding, in the event that the certificate of the Borrowers required by Section 6.1(f) hereof shall not be delivered when required by such Section 6.1(f), the Applicable Prime Rate Margin for a Payment Period shall be the highest rate provided for in the table above until such time as such certificate is actually delivered.

          "Borrower Obligations" shall mean, (a) with respect to MFC, (i) all of
           --------------------
     the indebtedness, obligations and liabilities of MFC under any of the Loan Documents, and (ii) all Indebtedness of MFC to a Bank permitted to be incurred pursuant to Section 8.2(i)(ii) of this Agreement, (b) with respect to MBC, (i) all of the indebtedness, obligations and liabilities of MBC under any of the Loan Documents, and (ii) all indebtedness of MBC to a Bank permitted to be incurred pursuant to Section 8.2(i)(i)(A) of this Agreement and Section 8.2(i)(ii) of this Agreement, (c) Cash Management Items, and
     (d) if the context so requires, all Indebtedness, obligations and liabilities described in clauses (a) - (c) hereof; in each case described in clauses (a), (b), (c) and (d), whether direct or indirect, joint or several, fixed, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, now existing or hereafter arising, created, assumed, incurred or acquired including (i) any obligation or liability in respect of any breach of any representation or warranty, and
     (ii) all post-petition interest and funding losses.

          "Combined MFC/MBC Tangible Net Worth" shall mean the sum of
           -----------------------------------
     Unconsolidated Tangible Net Worth of MFC plus Unconsolidated Tangible Net
                                              ----
     Worth of MBC.

          "Dividends" shall mean for both the most recently completed fiscal
           ---------
     quarter of the applicable Borrower and the most recently completed four fiscal quarters of the applicable Borrower, the sum of all (a) paid cash dividends on Capital Stock of such Borrower plus (b) accrued and unpaid
                                                 ----
     cash dividends on Capital Stock of such Borrower.

          "EBIT" shall mean, with respect to either Borrower for any period, and
           ----
     calculated on a Consolidated or Unconsolidated basis, as otherwise specified herein, the sum of (i) Adjusted Net Investment Income, plus (ii)
                                                                      ----
     Interest Expense, plus (iii) Federal, state and local income taxes, if any,
                       ----
     in each case of such Borrower for such period, computed in accordance with GAAP, plus (iv) (A) for the purposes of calculating Unconsolidated EBIT of
           ----
     each of the Borrowers in Section 7.4(b) hereof for the fiscal quarter ending March 31, 2002, extraordinary non-recurring charges related to professional fees as further described on Schedule V hereto, provided that
                                               -------- -         --------
     the aggregate of such charges shall not exceed $525,000, and (B) for the purposes of calculating Consolidated EBIT of MFC in Section 7.4(a) hereof for the fiscal quarter ending March 31, 2002, extraordinary non-recurring charges related to professional fees as further described on Schedule V
                                                                  -------- -
     hereto, provided that the aggregate of such charges shall not exceed
             --------
     $1,063,000.

          "Fee Letter" shall mean that certain letter agreement among the
           ----------
     Borrowers and the Agent dated as of the Amendment No. 3 Effective Date.

          "Indebtedness" shall mean as to any Person and whether recourse is
           ------------
     secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication, all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined (other than dividends on Capital Stock declared but not paid to the extent such dividends are not Restricted Payments), and including:

               (a)  every obligation of such Person for money borrowed,

               (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

               (c) every reimbursement obligation (contingent or otherwise) of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account, or upon the application, of such Person,

               (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

               (e)  every obligation of such Person under any Capitalized Lease,

               (f)  every obligation of such Person under any Synthetic Lease,

               (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether
                                                          -----------
          pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

               (h)  every obligation of such Person (an "equity related purchase
                                                         ------ ------- --------
          obligation") to purchase, redeem, retire or otherwise acquire for
          ----------
          value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

               (i) every obligation of such Person under any Derivative contract,

               (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

               (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (j) (the "primary obligation") of another
                                               ------- ----------
          Person (the "primary obligor"), in any manner, whether directly or
                       ------- -------
          indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation,
          (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation, and

               (l) all indebtedness for borrowed money secured by any Lien upon property owned by such Person (whether or not the holder of such indebtedness has any recourse against such Person).


          The "amount" or "principal amount" of any Indebtedness at any time of
               ------      --------- ------
          determination represented by (s) any letter of credit shall mean its face amount (excluding any reimbursement obligations with respect to any drawing under such a letter of credit which have been paid), (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than any Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any

          Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any Derivative contract shall be determined by the Agent in a manner consistent with its ordinary practices for valuing derivative contracts, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Interest Expense" shall mean, for any period with respect to either
           ----------------
     Borrower, and calculated on a Consolidated or Unconsolidated basis, as otherwise specified herein, all interest paid or scheduled to be paid (including amortization of original issue discount and non-cash interest payments or accruals and the interest component of Synthetic Leases or Capitalized Leases) by such Borrower during such period on Indebtedness of such Borrower.

          "Investment" in any Person shall mean any loan, advance, or extension
           ----------
     of credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person, but shall not include (a) any Loan, (b) any Investment permitted by Section 8.14 hereof and (c) any Portfolio Purchase. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution);
     (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

          "Loan Documents" shall mean and include this Agreement, the Revolving
           --------------
     Credit Notes, the Swing Line Notes, the Security Agreement, any Mortgage Assignment, the Borrower Financing Statements, the Borrowing Base Certificates, the Fee Letter, the Guaranty, the Collateral Agency Agreement and the Lockbox Agreements and each other document, instrument or agreement executed pursuant to, or in connection with, any Loan Document.

          "Restricted Payment" shall mean, with respect to either Borrower, any
           ------------------
     of the following: (i) the payment of any dividend on or any distribution in respect of any Capital Stock of such Borrower (other than the payment of the sum of (a) the minimum amount of Dividends required to be paid for such Borrower to retain its status as a regulated investment company pursuant to
     Section 851(a) of the Code, plus (b) the payment of Dividends required to
                                 ----
     be paid in order to avoid the imposition of income taxes pursuant to the
     Code), (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate in right of payment to the Revolving Credit Notes
     ----------
     or the Swing Line Notes or of any Indebtedness having a maturity date subsequent to the maturity of the Revolving Credit Notes or the Swing Line Notes (other than Permitted Debt and Indebtedness permitted by Sections 8.2(c), (e) and (g) hereof), (iii) when paid (or when the proceeds of which are paid) to any Person during the continuance of any Default or Event of Default, any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness permitted by Sections 8.2(c), (e) and (g) hereof, (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock of such Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of such Borrower (other than pursuant to and in accordance with stock option plans and other benefit plans for management or employees of either Borrower, in an aggregate amount not in excess of $500,000 during any 12-month period, provided that any such redemption, repurchase,
                          --------
     retirement or other acquisition of any Capital Stock of such Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of such Borrower otherwise permitted by this parenthetical clause shall not be permitted following the occurrence and during the continuance of any Default or Event of Default), (v) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment not permitted by Section 8.3 hereof, (vi) when incurred during the continuance of any Default or Event of Default any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment permitted by Section 8.3 hereof (other than Loans made in the ordinary course of business), (vii) the payment of any principal of, any interest on, or any amounts due in respect of, any Indebtedness not permitted by Section 8.2 hereof, (viii) the payment of any principal of or interest on, or any other amounts due in respect of, any Subordinated Debt (except to the extent otherwise approved by the Required Banks and the Agent), and (ix) the setting aside of any amount or other property for the payment of Indebtedness described above, including by means of a sinking fund, defeasance or other such payment.

          "Tangible Net Worth" shall mean, as to any Person and calculated on a
           ------------------
     Consolidated or Unconsolidated Basis, as otherwise specified herein, the sum of capital surplus, earned surplus, capital stock minus deferred charges, intangibles (including good will) and treasury stock, all determined in accordance with GAAP and, to the extent applicable thereto, the regulations of the SEC applicable to investment companies, provided
                                                                    --------
     that the Unconsolidated Tangible Net Worth of any Person shall not include any GAAP Investments of such Person.

          "Total Liabilities" shall mean and include, without duplication and
           -----------------
     with respect to any Person as of any date of calculation, and calculated on a Consolidated or Unconsolidated basis as otherwise specified herein, (i) all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than dividends on Capital Stock declared but not paid to the extent such dividends are not Restricted Payments, (ii) any liability secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person, (iii) guaranties, endorsements (other than for collection in the ordinary course of business), reimbursement obligations in respect of undrawn letters of credit and other contingent obligations of such Person in respect of the obligations of others, and (iv) all obligations of such Person in respect of Derivative contracts.

          "Unconsolidated" or "unconsolidated" shall mean, with reference to any
           --------------      --------------
     term defined herein, that term as applied to the accounts of MFC or MBC, as applicable, without taking into account the Subsidiaries of such Person, provided that when the unconsolidated accounts of MFC are added to the
     --------
     unconsolidated accounts of MBC, such accounts shall be added without taking into account the intercompany transactions and intercompany accounts between MFC and MBC.

          "Voting Interests" shall mean securities, as defined in Section
           ----------------
     2(a)(1) of the Securities Act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or Persons performing similar functions) of the corporation, association, trust, partnership, joint venture or other business entity involved, whether or not the right to so vote exists by reason of the happening of a contingency. References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes to which such Voting Interests are entitled in the election of directors (or Persons performing similar functions) rather than to the number of shares.

     (h) deleting the following definitions in their entirety, and substituting in lieu thereof the following new definitions:

          "Initial Term" shall mean the period from and including the Amendment
           ------------
     No. 3 Effective Date to and including May 14, 2002.

          "MBC Borrowing Base" shall mean, as determined pursuant to the most
           ------------------
     recently required Borrowing Base Certificate:

          (i) cash of up to $5,000,000 maintained by MBC in one or more deposit accounts in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest and Short Term Investments in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest shown on MBC's balance sheet as of such date, plus
                                                   ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MBC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                               ----

          (iii)  80% of the aggregate outstanding principal balances of, plus
                                                                         ----
     accrued interest on, all of MBC's Eligible Commercial Loans from time to time outstanding that are Retained Loans;

          provided, that, if all or any part of any Loan would be excluded as an
          --------  ----
     Eligible Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

          "MFC Borrowing Base" shall mean, as determined pursuant to the most
           ------------------
     recently required Borrowing Base Certificate:

          (i) cash of up to $5,000,000 maintained by MFC in one or more deposit accounts in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest and Short Term Investments in which the Agent for the benefit of the Agent, the CP Holders and the Banks has a first priority, perfected security interest shown on MFC's balance sheet as of such date, plus
                                                   ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                               ----

          (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Commercial Loans other than
     Section 7a Loans from time to time outstanding that are Retained Loans;
     plus
     ----

          (iv) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Section 7a Loans purchased from Business Lenders, LLC from time to time outstanding that are Retained Loans; minus
            -----

          (v)    100% of the Borrowing Base Holdback;

          provided, that, if all or any part of any Loan would be excluded,
          --------  ----
     whether as an Eligible Commercial Loan, Eligible Medallion Loan or Eligible
     Section 7a Loan, under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

          "Revolving Credit Commitment Period" at any date shall mean with
           ----------------------------------
     respect to any Bank, the period from and including the Second Restatement Effective Date to May 15, 2002, with respect to such Bank's Revolving Credit Commitment.

          "Scheduled Swing Line Commitment Termination Date" shall mean the
           ------------------------------------------------
     earlier to occur of the fifth Business Day preceding the Termination Date and May 10, 2002.

          "Senior Debt" shall mean the sum of (a) all Indebtedness of either or
           -----------
     both of the Borrowers under this Agreement, plus (b) all Indebtedness of
                                                 ----
     either or both of the Borrowers consisting of or with respect to Commercial Paper, plus (c) all Indebtedness of the Borrowers incurred in accordance
            ----
     with Section 8.2(i), including, without limitation, the face amount of all letters of credit issued pursuant thereto (excluding any reimbursement obligations with respect to any drawing under such a letter of credit which have been paid).

          "Termination Date" shall mean the earlier of (i) May 15, 2002, or (ii)
           ----------------
     the Business Day, if any, on which all of the Revolving Credit Commitments are terminated in accordance with Section 2.4 or 9.1 hereof.;

     (i) inserting, in the places required by alphabetical order, the following new definitions:

          "Agent's Fee" shall mean all fees due to the Agent pursuant to Section
           -----------
     3.1(b) hereof.

          "Amendment No. 3" shall mean Amendment No. 3 to Second Amended and
           ---------------
     Restated Loan Agreement, Limited Waiver and Consent dated as of December 31, 2001 among the Borrowers, the Agent, the Swing Line Lender and the Banks.

          "Amendment No. 3 Effective Date" shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 3.

          "Capitalized Lease" shall mean any lease under which the Borrowers or
           -----------------
     any of their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

          "Cash Equivalents" shall mean, as to the Borrowers and their
           ----------------
     Subsidiaries, (a) securities issued or directly and fully guaranteed or insured by the United States of America and having a maturity of not more than six (6) months from the date of acquisition; (b) certificates of deposit, time deposits and eurodollar time deposits with maturities of six
     (6) months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six (6) months and overnight bank deposits, in each case, (i) with any Bank or (ii) with any domestic commercial bank organized under the laws of the United States of America or any state thereof, in each case having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group or any successor and having capital and surplus in excess of $1,000,000,000; (c) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clauses (a) and (b) above; and (d) any commercial paper or finance company paper issued by (i) any Bank or any holding company controlling any Bank or (ii) any other Person that is rated not less than "P-1" or "A-1" or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or their successors.

          "Cash Management Items" shall mean all fees and other amounts owing to
           ---------------------
     the Agent by the Borrowers related to cash management and similar services, returned checks or other items, or the reversal or withdrawal of any provisional or other credits granted by the Agent, or by any other financial institution which has entered into a Lockbox Agreement with the Agent (including without limitation actual amounts returned by the Agent as the result of any such return, reversal or withdrawal).

          "Combined Leverage Ratio" shall mean the ratio of (a) the sum of
           -----------------------
     Unconsolidated Total Liabilities of MFC plus Unconsolidated Total
                                             ----
     Liabilities of MBC to (b) Combined MFC/MBC Tangible Net Worth.

          "Combined Intercompany Receivables" shall mean, with respect to the
           ---------------------------------
     Borrowers, the sum of (a) the amount listed as "Intercompany Receivables" (or the like) on each of the Borrowers' Unconsolidated balance sheets delivered to the Agent pursuant to Section 6.1(d) hereof, plus (b) to the
                                                               ----
     extent not otherwise included, all amounts owed to the Borrowers by their respective Affiliates, plus (c) to the extent not otherwise included,
                            ----
     Investments by each of the Borrowers in its Affiliates (other than Investments by MFC in MBC and Investments by MBC in MFC).

          "DeMinimis Accounts" shall have the meaning set forth in Section
           ------------------
     6.23.1 hereof.

          "Fleet Concentration Account" shall have the meaning set forth in
           ---------------------------
     Section 6.23.1 hereof.

          "GAAP Investments" shall mean investments of such Person in its
           ----------------
     Subsidiaries, calculated in accordance with GAAP, as reported on such Person's balance sheet as of the date of reference.

          "Lockbox Agreements" shall have the meaning set forth in Section
           ------------------
     6.23.1 hereof.

          "Note Purchase Agreement" shall mean, collectively, those certain
           -----------------------
     identical Note Purchase Agreements dated as of June 1, 1999 by and between the Borrower and each of the Purchasers listed on Schedule A thereto, as
                                                       -------- -
     the same may hereafter be amended, modified, or supplemented from time to time in accordance with Section 8.10 hereof.

          "Payment Period" shall mean (a) initially, the period commencing on
           --------------
     the Amendment No. 3 Effective Date and ending on the later of February 14, 2002 or the date of the actual receipt by the Agent of the certificate required to be delivered by the Borrowers on or before such date pursuant to Section 6.1(f) hereof, and (b) thereafter, the period commencing on the date immediately succeeding the last day of the prior Payment Period to, but not including, the fifth Business Day after the earlier of the due date of the next certificate required to be delivered by the Borrowers to the Agent pursuant to Section 6.1(f) hereof or the date of the actual receipt by the Agent of such certificate.

          "Pricing Level" shall mean, for any Payment Period, the respective
           -------------
     Pricing Level indicated below opposite the applicable Combined Leverage Ratio indicated below for such Payment Period (or as provided in the final sentence of this definition, for part of a Payment Period):

            ---------------------------------------------------------

             Combined Leverage Ratio               Pricing Level
            ---------------------------------------------------------

             Less than 1:1                               1
            ---------------------------------------------------------

             Greater than or equal to 1:1                2
             and less than 2:1
            ---------------------------------------------------------

             Greater than or equal to 2:1                3
            ---------------------------------------------------------

          The Combined Leverage Ratio for any Payment Period shall be determined in connection with the certificate required to be delivered to the Agent pursuant to Section 6.1(f) hereof setting forth, among other things, a calculation of the Combined Leverage Ratio as at the last day of the fiscal quarter immediately preceding such Payment Period, each of which certificates shall be delivered together with the financial statements for the fiscal quarter on which such calculation is based; provided that in the
                                                            --------
     case of the initial Payment Period described in clause (a) of the definition of Payment Period, the calculation shall be based on the Combined Leverage Ratio calculation set forth in the certificate delivered by the Borrowers to the Banks on or prior to the Amendment No. 3 Effective Date.

          "Senior Note Debt" shall mean the principal amount of all
           ----------------
     Indebtedness, together with accrued interest thereon, evidenced by, and all other amounts owing in respect of, the Note Purchase Agreement.

          "Senior Notes" shall mean (i) the 7.20% Senior Secured Notes, Series
           ------------
     A, Due June 1, 2004, in a maximum principal amount of $22,500,000 and (ii) the 7.20% Senior Secured Notes, Series B, Due September 1, 2004, in a maximum principal amount of $22,500,000, issued by Medallion Funding pursuant to the Note Purchase Agreement.

          "Synthetic Lease" shall mean any lease of goods or other property,
           ---------------
     whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

          "Total Intercompany Receivables" shall mean, with respect to the
           ------------------------------
     Borrowers, the sum of (a) the amounts listed as "Intercompany Receivables" on each of the Borrowers' Unconsolidated balance sheets delivered to the Agent pursuant to Section 6.1(d) hereof, plus (b) to the extent not
                                              ----
     otherwise included, all amounts owed to the Borrowers by their respective Affiliates, plus (c) to the extent not otherwise
                 ----
     included, Investments by each of the Borrowers in its Affiliates (other than Investments by MFC in MBC and Investments by MBC in MFC).

     and (j) inserting, in the places required by alphabetical order, the following new definitions:

          "Borrowing Base Holdback" shall mean (a) for the Borrowing Base
           -----------------------
     Certificates for the period ending January 31, 2002 and required to be delivered within fifteen (15) Business Days following such date, (i) the Overinvestment Amount minus (ii) two-thirds multiplied by the Original
                           -----                 ----------
     Overinvestment Amount, provided that if the result of such calculation is
                            --------
     $0 or less, the Borrowing Base Holdback for such period shall be $0, (b) for the Borrowing Base Certificates for the period ending February 28, 2002 and required to be delivered within fifteen (15) Business Days following such date, (i) the Overinvestment Amount minus (ii) one-third multiplied by
                                              -----                ----------
     the Original Overinvestment Amount, provided that if the result of such
                                         --------
     calculation is $0 or less, the Borrowing Base Holdback for such period shall be $0, and (c) for the Borrowing Base Certificates for the period ending March 29, 2002 and required to be delivered within fifteen (15) Business Days following such date and each Borrowing Base Certificate thereafter, the Overinvestment Amount.

          "Original Overinvestment Amount" shall mean the sum of the amounts
           ------------------------------
     listed as "Overinvestment Amounts" on Schedule III hereto with respect to
                                           -------- ---
     the Guarantor, BL and Medallion Funding.

          "Overinvestment Amount" shall mean (a) the Original Overinvestment
           ---------------------
     Amount, minus (b) the sum of amounts repaid to MFC by the Guarantor, BL and
             -----
     Medallion Funding with respect to such "Overinvestment Amounts" on Schedule
                                                                        --------
     III hereto, as demonstrated on a certificate of the Borrowers delivered to
     ---
     the Agent and the Banks together with the next Borrowing Base Certificate required to be delivered pursuant to Section 6.1(c) hereof.

     3.   Amendment of Section 2.1(b) of the Loan Agreement. Section 2.1 of the
          -------------------------------------------------
Loan Agreement is hereby amended by deleting Section 2.1(b) in its entirety and substituting the following new Section 2.1(b) in lieu thereof.

          "(b)  [Intentionally Omitted]."
                -----------------------

     4.   Amendment of Section 2.1(c) of the Loan Agreement. Section 2.1(c) of
          ---------------------------------------------------
the Loan Agreement is hereby amended by (a) inserting the following new sentence at the end of Section 2.1(c)(i) thereof:

          "Notwithstanding the requirements of the foregoing paragraph, in the event that any Cash Management Item is returned, a Swing Line Loan shall be deemed to automatically be made in an amount equal to such returned Cash Management Item, regardless of whether the conditions for making a Swing Line Loan described in the foregoing paragraph are met.";

     and (b) deleting the first sentence of Section 2.1(c)(ii) in its entirety and replacing it with the following new first sentence:

          "Other than Swing Line Loans made with respect to returned Cash Management Items, the Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Bank shall be in default of its obligations under this Agreement unless arrangements to eliminate the Swing Line Lender's risk with respect to such defaulting Bank's participation in such Swing Line Loan shall have been made for the benefit of the Swing Line Lender and such arrangements are in all respects satisfactory to the Swing Line Lender."

     5.   Amendment of Section 2.1(d) of the Loan Agreement. Section 2.1 of the
          -------------------------------------------------
Loan Agreement is hereby amended by deleting Section 2.1(d) in its entirety and substituting the following new Section 2.1(d) in lieu thereof.

          "(d)  Reallocations upon Assignment to New Banks. Any new Revolving
                ------------------------------------------
     Credit Commitment, increase in Revolving Credit Commitment, new Bank Loans or increase in Bank Loans provided by any new Bank or Bank which is a Bank as of the Amendment No. 3 Effective Date in accordance with Section 12.2 hereof, shall be used to reduce the Revolving Credit Commitments and outstanding Bank Loans of each other Bank desiring to have its Revolving Credit Commitment and outstanding Bank Loans reduced, pro rata in
                                                           --- ----
     accordance with such other Bank's Percentage or, in the event that one or more Banks opt not to have their Revolving Credit Commitments and outstanding Bank Loans reduced, by an amount equal, in the case of each Bank desiring to have its Revolving Credit Commitment and outstanding Bank Loans reduced, to (i)(A) such Bank's Revolving Credit Commitment (or outstanding Bank Loans) divided by (B) the sum of the Revolving Credit Commitments (or outstanding Bank Loans) of all Banks desiring to have their Revolving Credit Commitments and outstanding Bank Loans reduced, multiplied by (ii) the amount of the Revolving Credit Commitment (or outstanding Bank Loans) of such new Bank or, as the case may be, any increase in an existing Bank's Revolving Credit Commitment (or outstanding Bank Loans); provided
                                                                     --------
     that the Banks' Percentages shall be correspondingly adjusted, each new Bank or existing Bank increasing its Revolving Credit Commitment (or outstanding Bank Loans) shall make all (if any) such payments to the other Banks as may be necessary to result in the Bank Loans made by such Bank being equal to such Bank's new Percentage (as then in effect) of the aggregate principal amount of all Bank Loans outstanding to the Borrowers as of such date), and Notes shall be issued or amended and such other changes shall be made to the Loan Documents, as necessary, to reflect any such changes to the Banks' Revolving Credit Commitments and outstanding Bank Loans."

     6.  Amendment of Section 2.2 of the Loan Agreement. Section 2.2 of the Loan
         ----------------------------------------------
Agreement is hereby amended by (a) deleting the words "minus the Applicable Prime Rate Margin" in clause (c)(i)(a) of Section 2.2 and substituting the words "plus the Applicable Prime Rate Margin" in lieu thereof, and (b) by deleting Sections 2.2(a)(ii), 2.2(c)(iii) and 2.2(d)(B) in their entirety and substituting the following new Sections 2.2(a)(ii), 2.2(c)(iii) and 2.2(d)(B) in lieu thereof:

          "(ii) [Intentionally Omitted].

          (iii) [Intentionally Omitted].

          (B)   [Intentionally Omitted]."

     7.   Amendment of Section 2.3 of the Loan Agreement. Section 2.3 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting Section 2.3(a)(ii) in its entirety and substituting the following new Section 2.3(a)(ii) in lieu thereof:

          "(ii) [Intentionally Omitted]."
                ----------------------

     8.   Amendment of Section 2.4 of the Loan Agreement. Section 2.4 of the
          ----------------------------------------------
Loan Agreement is hereby amended by adding the following new Section 2.4(b) in proper alphabetical order therein:

          "(b) (i) On March 1, 2002 (the "First Revolver Reduction Date"), the Aggregate Revolving Credit Commitment as in effect on such date shall be irrevocably reduced by $5,000,000, (ii) on April 1, 2002 (the "Second Revolver Reduction Date"), the Aggregate Revolving Credit Commitment as in effect on such date shall be irrevocably reduced by $5,000,000, and (iii) on May 1, 2002 (the "Third Revolver Reduction Date", and together with the First Revolver Reduction Date and the Second Revolver Reduction Date, the "Revolver Reduction Dates"), the Aggregate Revolving Credit Commitment as in effect on such date shall be irrevocably reduced by $10,000,000. The reductions in the Aggregate Revolving Credit Commitment required by this subsection (b) shall be in addition to any reductions in the Aggregate Revolving Credit Commitment resulting from mandatory prepayments required to be paid in accordance with Article 2B hereof or from any other prepayments (whether voluntary or otherwise) made by the Borrowers (other than those set forth in Section 2.5(b)(i) and (ii) hereof). Each such reduction shall be accompanied by repayment of Bank Loans, together with accrued interest thereon, to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding exceeds the amount of the Aggregate Revolving Credit Commitment after taking into account the Aggregate Revolving Credit Commitment as then reduced. All such repayments shall be applied to the Bank Loans in accordance with the terms of Section 2.5(e)(v) hereof. Each reduction of the Aggregate Revolving Credit Commitment pursuant to this Section 2.4(b) shall be applied pro rata among the Banks desiring to have their Revolving
                      --- ----
     Credit Commitments reduced in proportion to their respective Percentages (or, in the event that one or more Banks opt not to have their Revolving Credit Commitments reduced, by an amount equal, in the case of each Bank desiring to have its Revolving Credit Commitment reduced, to (x)(i) such Bank's Revolving Credit Commitment divided by (ii) the sum of the Revolving Credit Commitments of all Banks desiring to have their Revolving Credit Commitments reduced, multiplied by (y) the amount of such reduction and with the Percentages of the Banks being correspondingly adjusted)."

     9.   Amendment of Section 2.5 of the Loan Agreement. Section 2.5 of the
          ----------------------------------------------
Loan Agreement is hereby amended by (a) deleting Section 2.5(b) in its entirety and substituting the following new Section 2.5(b) in lieu thereof:

          "(b) [Intentionally Omitted]."
               -----------------------

     and (b) deleting the first sentence of Section 2.5(c)(ii) and Section 2.5(d) in their entirety and substituting the following new first sentence of
Section 2.5(c)(ii), new Section 2.5(d) and new Section 2.5(e) in lieu thereof:

          "(c)(ii) If, at any time, (A) the aggregate outstanding principal balance of the Revolving Credit Loans, plus the aggregate outstanding principal balance of all Swing Line Loans, exceeds the Aggregate Revolving Credit Commitment, or (B) the aggregate outstanding principal balance of the Swing Line Loans exceeds the Swing Line Commitment, or (C) the aggregate unpaid balance of all Senior Debt shall exceed the MFC Borrowing Base plus the MBC Borrowing Base, within five days of the first day there
          ----
     exists any such deficiency the relevant Borrower shall (1) make payment to the Agent (to be applied against such Borrower's Swing Line Loans first and then Revolving Credit Loans in such order or preference as the Agent shall determine) in an amount necessary to eliminate such excess, together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof, and (2) deliver a Borrowing Base Certificate showing compliance with Section 7.3 hereof, as well as a borrowing base certificate under the Funding Agreement showing Medallion Funding's compliance with
     Section 7.3 of the Funding Agreement, as of the date such excess is repaid.

          (d)  Application of Payments. With respect to all payments pursuant to
               -----------------------
     subsections (a), (b) and (c) above and subsection (e) below, upon receipt of any notice of payment and/or any such payment, the Agent shall promptly notify each Bank thereof and, with respect to Bank Loans of a Borrower, each such prepayment shall be effected pro rata amongst all the Banks in proportion to each Bank's then outstanding Bank Loans to such Borrower, as the case may be.

          (e)  Mandatory Payment of Loans. In addition to amounts otherwise
               --------------------------
     required to be paid hereunder, each of the Borrowers promises to pay (i) on the First Revolver Reduction Date, and there shall become absolutely due and payable on the First Revolver Reduction Date, $5,000,000 of the Bank Loans, and (ii) on the Termination Date, and there shall become absolutely due and payable on the Termination Date, all of the Revolving Credit Loans and all of the Swing Line Loans outstanding on such date, together with any and all accrued and unpaid interest thereon."

     10.  Amendment of Section 2.6 of the Loan Agreement. Section 2.6 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting said Section 2.6 in its entirety and substituting the following new Section 2.6 in lieu thereof:

          "Section 2.6. Interest after Default.
                        ----------------------

          2.6.1. Overdue Amounts. Overdue principal and (to the extent permitted
                 ---------------
     by applicable law) interest on the Bank Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) plus the rate of interest then applicable thereto (or,
                         ----
     if no rate of interest is then applicable thereto, the Prime Rate) until such amount shall be paid in full (after as well as before judgment).

          2.6.2. Amounts Not Overdue. During the continuance of a Default or an
                 -------------------
     Event of Default under Section 9.1(a), (b), or (c) hereof, the principal of the Bank Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived pursuant to Section 10.2 hereof, bear interest at a rate per annum equal to two percent (2%) plus the rate of interest otherwise applicable to
                               ----
     such Bank Loans pursuant to Section 2.2(c) hereof.

          2.6.3. Calculation of Default Interest. The rate of interest to be
                 -------------------------------
     charged under Section 2.6.1 or Section 2.6.2 hereof (in either case, a "Default Rate") shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBOR Rate Loan on which the Default Rate is being charged, such LIBOR Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Bank Loan shall be computed based on the Prime Rate.

          2.6.4. Special Provisions. Notwithstanding the foregoing, the Default
                 ------------------
     Rate shall not be charged for the period commencing with February 20, 2002 through March 15, 2002, provided that no Default or Event of Default shall
                             --------
     occur and be continuing other than those described in Section 35 of Amendment No. 3."

     11.  Amendment of Section 2.10 of the Loan Agreement. Section 2.10 of the
          -----------------------------------------------
Loan Agreement is hereby amended by deleting Sections 2.10(a)-(c) in their entirety and substituting the following new Sections 2.10(a)-(c) in lieu thereof:

          "(a) Subject to the other provisions of this Section 2.10, the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on the last day of the Initial Term.

          (b) Each Bank's Revolving Credit Commitment and other obligations under this Agreement with respect to Revolving Credit Loans (collectively, "Revolving Credit Obligations") shall be terminated on the last day of the
      ----------------------------
     Initial Term.

          (c) Subject to the other provisions of this Section 2.10, the Swing Line Commitment and other obligations of the Agent and each Bank under this Agreement with respect to Swing Line Loans shall terminate on May 10, 2002. The Swing Line Commitment and other obligations under this Agreement with respect to Swing Line Loans shall be terminated on May 10, 2002."

     12.  Amendment of Article 2A of the Loan Agreement. Article 2A of the Loan
          ---------------------------------------------
Agreement is hereby deleted in its entirety and the following new Article 2A is substituted in lieu thereof:

                   "ARTICLE 2A. COLLATERAL SECURITY; GUARANTY.

          The Borrower Obligations under this Agreement shall be secured by a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law (including Liens in favor of the "Agent" (as defined in the Funding Agreement) under the Funding Agreement to secure the obligations thereunder) and to the Collateral Agency Agreement) in substantially all of the assets of each Borrower, whether now owned or hereafter acquired and wherever located, pursuant to the terms of (1) the Security Agreement, including a pledge by each of the Borrowers of one hundred percent (100%) of the capital stock owned by such Borrower of each of its Subsidiaries (but excluding the capital stock of Medallion Funding Chicago Corp.), subject to limitations imposed by applicable law with respect to any particular Subsidiary, and to the receipt of consents (including lender consents) as may be required under other loan documents for any particular Subsidiary, provided that the
                                                               --------
     Borrowers shall have used their best efforts to obtain such consents, with the Borrowers acknowledging that the pledge of (and subsequent enforcement of the security interest in) the stock of the Guarantor requires no such consent, and (2) the Lockbox Agreements upon the Borrowers' compliance with
     Section 6.23.1 hereof. The Borrower Obligations under this Agreement and the other Loan Documents shall also be guaranteed by the Guarantor pursuant to the terms of the Guaranty (subject to the terms of the Collateral Agency Agreement); provided, however, that the Guaranty shall provide that, with
                 --------  -------
     the prior written consent of the Agent and the Required Banks, which consent shall not be conditioned on any requirement to repay Indebtedness, such Guaranty shall be released upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of the Guarantor."

     13. Amendment of Article 2B of the Loan Agreement. Article 2B of the Loan Agreement is hereby deleted in its entirety and the following new Article 2B is hereby substituted in lieu thereof:

                 "ARTICLE 2B. ADDITIONAL PAYMENTS AND MANDATORY
                     REDUCTIONS OF OUTSTANDING BANK LOANS.

          (a) Promptly following the occurrence of any Equity Offering or Debt Offering (other than of the Guarantor and following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Funding Agreement, for such Equity Offering or Debt Offering), the Borrowers shall repay (or cause any of their applicable Subsidiaries to repay) (i) outstanding Bank Loans and (ii) outstanding Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering or Debt Offering, with such Net Cash Proceeds being allocated among the Banks, the Swing Line Lender, the Agent, the CP Holders and the holders of the Indebtedness described in clause (ii) of this paragraph (a) on a pro rata basis in accordance with the percentage
                        --------
     interest that each Person holds of the sum of the Aggregate Revolving Credit Commitment plus the outstanding principal amount of the CP Debt plus
                       ----                                                 ----
     the outstanding principal amount of Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof (with the Revolving Credit Commitment of each Bank being irrevocably reduced by an amount equal to the amount of the repayment to be made to it pursuant to this Article 2B(a)(ii) and in accordance with the terms of Article 2B(e) hereof, and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments required to be made by this parenthetical).

          (b) Promptly following the occurrence of any sale, transfer or disposition of the Guarantor's Capital Stock (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, for such sale, transfer or disposition), MFC shall repay (i) outstanding Bank Loans (with the Revolving Credit Commitment of each Bank being irrevocably reduced by an amount equal to the amount of the repayment to be made to it pursuant to this Article 2B(b) and in accordance with the terms of Article 2B(e) hereof, and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments required to be made by this parenthetical), (ii) outstanding loans under the Funding Agreement, (iii) the amounts outstanding under the Senior Notes, (iv) the principal amounts outstanding with respect to the CP Debt, and (v) outstanding Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Swing Line Lender, the Agent, the Funding Banks, the holders of the Senior Notes, the CP Holders and the holders of the Indebtedness described in clause (v) of this paragraph (b) on a pro rata basis in accordance with
                                              --- ----
     the provisions of Section 5.3 of the Collateral Agency Agreement.

          (c) Promptly following the occurrence of any sale, transfer or disposition of Loans or other assets of either Borrower or any of its Subsidiaries (other than of the Capital Stock of the Guarantor and following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, for such sale, transfer or disposition), such Borrower shall repay (i) outstanding Bank Loans (and, except with respect to transfers permitted by Sections 8.3(g)(i) and (v) hereof, with the Revolving Credit Commitment of each Bank being irrevocably reduced by an amount equal to the amount of the repayment to be made to it pursuant to this

     Article 2B(c) and in accordance with the terms of Article 2B(e) hereof, and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments required to be made by this parenthetical), and (ii) outstanding Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Swing Line Lender, the Agent, the CP Holders and the holders of the Indebtedness described in clause (ii) of this paragraph (c) on a pro rata
                                                                      --- ----
     basis in accordance with the percentage interest that each Person holds of the sum of the Aggregate Revolving Credit Commitment plus the outstanding
                                                          ----
     principal amount of the CP Debt plus the outstanding principal amount of
                                     ----
     Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof.

          (d) In the event that, with respect to any fiscal quarter ending on or after December 31, 2001, MFC seeks to pay Dividends in excess of ninety percent (90%) of the Consolidated Adjusted Net Investment Income of MFC for such fiscal quarter (the amount of such excess Dividends is hereafter referred to as the "Excess Dividends"), MFC shall give 14 days prior written notice to the Agent of such intention, and concurrently with the payment of such Excess Dividends, MFC shall repay (A) outstanding Bank Loans (with the Revolving Credit Commitment of each Bank being irrevocably reduced by an amount equal to the amount of any repayment to be made to it pursuant to this Article 2B(d) and in accordance with the terms of Article 2B(e) hereof, and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments required to be made by this parenthetical), and (B) outstanding Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, in an amount equal to the greater of Payment Amount One or Payment Amount Two (the "Dividend Prepayment"), with such Dividend Prepayment being allocated among the Banks, the Swing Line Lender, the Agent and the holders of the Indebtedness described in clause (B) of this paragraph (d) on a pro rata
                                                                     --------
     basis in accordance with the percentage interest that each such Person holds of the sum of the Aggregate Revolving Credit Commitment, plus the
                                                                    ----
     outstanding principal amount of Indebtedness of the Borrowers permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof. Together with the payment of any Dividend Prepayment, MFC shall deliver to the Agent and the Banks a certificate in substantially the form of Exhibit X hereto
                                                      ---------
     demonstrating compliance with the calculations set forth above.

          (e) with respect to all payments pursuant to subsections (a) through
     (d) above, each such payment shall be applied first, to outstanding Swing Line Loans, and second, to outstanding Prime Rate Loans and third, to outstanding LIBOR Rate Loans, with any prepayment of LIBOR Rate Loans being subject to Section 2.11 hereof; provided, however, that the Borrowers may
                                     --------  -------
     request to avoid such breakage costs (with the determination as to whether to agree with such request being made by the Agent in its sole discretion) that one or more such payments be made by providing to the Agent cash in an amount sufficient to cash collateralize such LIBOR

     Rate Loans (with the Borrowers not to be deemed to have paid such LIBOR Rate Loans until such cash has been applied to such LIBOR Rate Loans) and otherwise in accordance with Section 2.C.1.3(b) hereof. Each payment pursuant to this Article 2B shall be applied pro rata among the Banks in
                                                  --------
     proportion to their Percentages, and, with respect to payments made pursuant to Article 2B(a), Article 2B(b), Article 2B(c), and Article 2B(d) hereof, with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced by an amount equal to the amount of the repayment made to it pursuant to this Article 2B and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments being made in accordance with the requirements of this
     Article 2B.

     14.  Addition of Article 2C of the Loan Agreement. The Loan Agreement is
          --------------------------------------------
hereby amended by adding the following new Article 2C:

          "Article 2C.1. Allocation of Funds in the Fleet Concentration Account
                         ------------------------------------------------------
     and Repayments of Revolving Credit Loans Prior to Event of Default or
     ---------------------------------------------------------------------
     Request of the Agent.
     --------------------

               2C.1.1.  Credit for Funds Received in Concentration Account. (a)
                        --------------------------------------------------
          All funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by
          Section 6.23 hereof shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2C.1.2 or 2C.1.3 hereof, as the case may be, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 6.23 hereof shall be credited on the same Business Day as the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by Section 2C.1.2 hereof or, as the case may be, applied as contemplated by Section 2C.1.3 hereof, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 6.23 hereof shall be credited, on the next Business Day following the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by Section 2C.1.2 hereof or, as the case may be, applied as contemplated by Section 2C.1.3 hereof. For purposes of the foregoing provisions of this Section 2C.1.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. The Borrowers further acknowledge and agree that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

               2C.1.2. Transfer to Operating Account Prior to Event of Default
                       -------------------------------------------------------
          and Request of the Agent that Such Transfers Cease. Amounts received
          --------------------------------------------------
          in the Fleet Concentration Account which are determined by the Agent in its sole discretion to be good collected funds shall be transferred to the Operating Account on a daily basis, so long as neither (a) an Event of Default has occurred of which the account officers of the Agent active on the Borrowers' accounts have knowledge, nor (b) has a determination been made by the Agent that the funds contained in the Fleet Concentration Account shall be applied to the Borrower Obligations as contemplated by Section 2C.1.3 hereof or Section 2C.2 hereof. The Borrowers shall be permitted to invest funds transferred to the Operating Account pursuant to this Section 2C.1.2 in Cash Equivalents.

               2C.1.3. Application of Payments Prior to Event of Default, but
                       ------------------------------------------------------
          Following The Agent's Determination That Funds Contained In the Fleet
          ---------------------------------------------------------------------
          Concentration Account Are To Be Applied To The Borrower Obligations.
          -------------------------------------------------------------------

               (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrowers' accounts have knowledge, but following the Agent's determination (which may be made by the Agent in its sole discretion) that funds contained in the Fleet Concentration Account be applied to the Borrower Obligations, all funds transferred to the Fleet Concentration Account and for which the Borrowers have received credits shall be allocated among the Banks, the Swing Line Lender, the Agent, the CP Holders and the holders of any outstanding Indebtedness permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, with the portion of such funds allocated to the Banks, the Swing Line Lender and the Agent being applied to the Borrower Obligations as follows:

                    (i) first, to pay amounts then due and payable under this Agreement, the Notes and the other Loan Documents;

                    (ii) second, to reduce Swing Line Loans made by the Swing Line Lender;

                    (iii) third, to reduce Bank Loans (other than Swing Line
               Loans) which are Prime Rate Loans;

                    (iv) fourth, to reduce Bank Loans (other than Swing Line Loans) which are LIBOR Rate Loans; and

                    (v)   fifth, to the Operating Account.

                (b) All prepayments of LIBOR Rate Loans prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such LIBOR Rate Loans in accordance with Section 2.11 hereof. Prior to the occurrence of an Event of Default, the Borrowers may request that they be permitted (with the Agent determining whether to agree to such request in its sole discretion) to avoid such breakage costs by providing to the Agent cash in an amount sufficient to cash collateralize such LIBOR Rate Loans, but in no event shall the Borrowers be deemed to have paid such LIBOR Rate Loans until such cash has been applied to such LIBOR Rate Loans. In the event that the Agent agrees to such request, the Agent may elect to cause such cash collateral to be deposited into either (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the Borrowers and the Agent and in form and substance satisfactory to the Agent or (ii) the Borrowers' Operating Account with appropriate instructions prohibiting the Borrowers' withdrawal of such funds so long as they remain cash collateral. In each such case, each Borrower agrees to execute and deliver to the Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Agent may request.

                (c) All prepayments of the Revolving Credit Loans pursuant to this Section 2C.1.3 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. All prepayments of the Revolving Credit Loans shall be applied in accordance with this Section 2C.1.3. No prepayment made in accordance with this Section 2C.1.3 shall reduce the Aggregate Revolving Credit Commitment.

          2C.2. Repayments of Revolving Credit Loans After Event of Default.
                -----------------------------------------------------------
     Following (a) the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' accounts have knowledge, and (b) the determination of either the Agent or the Required Banks (which determination may be made in the sole discretion of the Person or Persons making such determination) that funds contained in the Fleet Concentration Account shall be applied to the Borrower Obligations, all funds transferred to the Fleet Concentration Account and for which either Borrower has received credits shall be allocated among the Banks, the Swing Line Lender, the Agent, the CP Holders and the holders of the outstanding Indebtedness permitted pursuant to Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, with the portion of such funds allocated to the Banks, the Swing Line Lender and the Agent being applied to the obligations of the Borrowers under the Loan Documents in accordance with Section 9.5 hereof."

     15.  Amendment of Section 3.1 of the Loan Agreement. Section 3.1 of the
          ----------------------------------------------
Loan Agreement is hereby amended by adding the following new Sections 3.1(d),
(e) and (f) in proper alphabetical order therein:

          "(d)  Delinquency Fee. Without limiting the provisions of Section 9.1
                ---------------
     hereof, the Borrowers agree to pay to the Agent, for the pro rata account
                                                              --- ----
     of each Bank (based on each Bank's Percentage), on the last Business Day of each calendar month for any Delinquency Fee accrued during such calendar month, a delinquency fee of $12,000 for each and every five (5) consecutive Business Days that the Borrowers fail to deliver any statement, certificate, report or other information required to be delivered to the Agent or the Banks in accordance with the requirements of Section 6.1 hereof (the "Delinquency Fee"). For purposes hereof, consecutive Business
                  ---------------
     Days shall mean one Business Day following another Business Day, with intervening Saturdays, Sundays and holidays excluded. The Borrowers authorize the Agent to deduct the Delinquency Fee from the Operating Account on the last Business Day of each calendar month for any Delinquency Fee accrued during such calendar month.

          (e)   Amendment Fee. The Borrowers agree to pay to the Agent, for the
                -------------
     pro rata account of each Bank (based on each Bank's Percentage), on March
     --- ----
     1, 2002, an amendment fee equal in the aggregate to 0.20% of the Aggregate Revolving Credit Commitment in effect on March 1, 2002; provided, however,
                                                             --------  -------
     that in the event that prior to March 1, 2002, the Aggregate Revolving Credit Commitment has been terminated and the Borrower Obligations have been paid in full, the Borrowers shall not be obligated to pay the amendment fee described in this Section 3.1(e).

          (f)   Nature of Fees. All fees hereunder shall, except for the
                --------------
     amendment fee described in Section 3.1(e) hereof, be fully earned as of the Amendment No. 3 Effective Date, and shall in any case be non-refundable when paid."

     16.  Amendment of Section 4.22 of the Loan Agreement. Section 4.22 of the
          -----------------------------------------------
Loan Agreement is hereby amended by inserting immediately following the text "the Security Agreement" in the second sentence thereof the following new text:

          "and the Lockbox Agreements".

     17.  Amendment of Section 4.25 of the Loan Agreement. Section 4.25 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
4.25 is hereby substituted in lieu thereof:

          "4.25. Bank Accounts. Schedule IV sets forth the account numbers,
                 -------------  -----------
     locations and descriptions of purpose of all bank accounts of the Borrowers."

     18.  Amendment of Section 5.2 of the Loan Agreement. Section 5.2 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting the initial paragraph of Section
5.2 in its entirety and replacing it with the following new initial paragraph:

          "The obligation of the Banks to make any Revolving Credit Loans (including the Initial Revolving Credit Loan) and any Term Loans and the obligation of the Swing Line Lender to make any Swing Line Loan (including any initial Swing Line Loan, but excluding any Swing Line Loan made with respect to a returned Cash

     Management Item) is further subject to the satisfaction of the following conditions precedent:"

     19.  Amendment of Article 6 of the Loan Agreement. Article 6 of the Loan
          --------------------------------------------
Agreement is hereby amended by:

     (a) deleting Sections 6.1(c), (k), (l) and (m), Section 6.6 and Section
6.20 in their entirety and substituting the following new Sections 6.1(c), (k),
(l), (m), (n) (o), and (p), Section 6.6 and Section 6.20 in proper alphabetical and numerical order in lieu thereof:

          "(c) within fifteen (15) Business Days after each of January 31, 2002, February 28, 2002, March 29, 2002, and April 30, 2002, and at any other time upon the Agent's request, (i) a Borrowing Base Certificate indicating a separate computation of the MFC Borrowing Base and the MBC Borrowing Base, signed by each of the chief financial officer of each Borrower and M.R. Weiser, Inc., or another consultant satisfactory to the Borrowers and the Agent, covering the period commencing with the first day following the last day of the period covered by the preceding Borrowing Base Certificate, and (ii) a certificate of the Borrowers showing all repaid Overinvestment Amounts for such period;

          (k) within forty-five (45) days after the last day of each fiscal quarter of the Borrowers, (i) a listing of the Loans over $3,000,000, (ii) a detailed listing of accounts charged off for such quarter, (iii) a report detailing all accounts that have been restructured or modified, including delinquent rewrites and troubled debt restructuring Loans, as well as non-distressed Loans, and listing the number and amount of such Loans and whether such Loans are Medallion Loans or Commercial Loans, (iv) a loss reserve analysis in the form used by the Borrowers as of the Second Restatement Effective Date, (v) a listing of accounts delinquent by more than twelve (12) months, and (vi) a delinquency analysis report in the form currently prepared by the Borrowers, with the addition of (A) an over one hundred twenty (120) days category and (B) a separate analysis for Section 7a Loans similarly aged, in each case in form and content satisfactory to the Agent;

          (l) not later than fifteen (15) Business Days after the last day of each calendar month, a delinquency report from each Borrower listing the Loans of such Borrower delinquent over 60 days and detailing the top ten delinquent Loans of such Borrower, in each case in form acceptable to the Agent;

          (m) not later than fifteen (15) Business Days after the last day of each calendar month, monthly underwater reports with respect to all Medallion Loans, monthly loan loss reserve reports, monthly delinquency reports, monthly portfolio aging reports, and monthly charge off reports, in each case in form and scope acceptable to the Agent;

          (n) not later than sixty (60) days after the last day of each fiscal quarter of the Borrowers, quarterly reports detailing Total Intercompany Receivables;

          (o) upon the making of any payment required by Section 2.5(c)(ii) hereof, the Borrowing Base Certificates required by Section 2.5(c)(ii) hereof, evidencing the Borrowers' compliance with Section 7.3 hereof and Funding's compliance with Section 7.3 of the Funding Agreement as of the date such payment is made; and

          (p) with reasonable promptness, such other information respecting the business, operations and financial condition of either Borrower (including, without limitation periodic commercial finance examinations) as the Agent or any of the Banks from time to time reasonably may request.

          Section 6.6. Inspection by the Banks. Each of the Borrowers agrees to
                       -----------------------
     allow any representative of the Agent or any of the Banks to visit and inspect any of the properties of such Borrower, to examine and audit the books of account and other records and files of such Borrower, to make copies thereof and to discuss the affairs, business, finances and accounts of such Borrower with its officers and employees, all at such reasonable times and as often as the Agent or any of the Banks may request. Reasonable expenses incurred in connection with all such audits and inspections shall be paid by the Borrowers.

          Section 6.20. M.R. Weiser, etc. The Borrowers agree to retain M.R.
                        ----------------
     Weiser, Inc., or another independent firm satisfactory to the Agent, to assist in the preparation of each Borrowing Base Certificate and each certificate of a Financial Officer of the Borrowers required by Section 6.1(f) hereof, and to provide reporting requested by the Agent with respect thereto, and assist and fully cooperate with M.R. Weiser, Inc., or such other independent firm satisfactory to the Agent, to provide all necessary or appropriate information promptly following any request therefor.";

     (b) deleting Section 6.1(f) in its entirety and substituting the following new Section 6.1(f) in lieu thereof:

          "(f) concurrently with the delivery of the schedules or financial statements required to be furnished under Section 6.1(a) or 6.1(d) hereof, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Borrower and by M.R. Weiser, Inc., or another consultant satisfactory to the Borrowers and the Agent, and concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, a certificate signed by the Independent Public Accountants, and promptly upon the occurrence of any Default or Event of Default, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Borrower or such Independent Public Accountants, if a Default or Event of Default shall have occurred during the period of their review, in each case with such certificate (i) stating (A) that a review of the activities of each Borrower during such period has been made under his or their, as the case may be, immediate supervision with a view to determining whether each Borrower has observed, performed and fulfilled all of its obligations under this Agreement, and (B) that there existed during such period no Default or Event of Default (provided that, as to a certificate prepared by the Independent Public Accountants, such period, as it relates to the compliance by each Borrower with covenants contained in Articles 2B(d), VII and VIII hereof shall apply to the fiscal period covered by their review) or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action the Borrowers propose to take, or have taken, with respect thereto, and (ii) being accompanied by a schedule setting forth the computations as of the end of such period of each of the financial ratios, tests or covenants specified in Article 2B(d) (with such computations being made substantially in the form attached hereto as Exhibit X), Article VII and Sections 6.15, 8.2, 8.3, and 8.14 hereof;"

     (c) adding in proper numerical order therein the following new Sections 6.23, 6.24, 6.25 and 6.26:

     "6.23. Bank Accounts.
            -------------

     6.23.1. General. Each Borrower agrees to establish a depository account
             -------
     (the "Fleet Concentration Account") under the control of the Agent for the benefit of the Banks, the CP Holders and the Agent, in the name of the Borrowers. Each Borrower further agrees that it shall cause all account debtors and other obligors of the Borrowers to remit all cash proceeds of Accounts Receivable, the Net Cash Proceeds of any Debt Offering, Equity Offering or sale, disposition or transfer of assets described in clause
     (iii) of the definition of Net Cash Proceeds, Excess Dividend Payments and all other amounts paid or to be paid to such Borrower to be transferred to the Agent and the Banks hereunder to (i) concentration, depository or other accounts with financial institutions which have entered into lock box or agency account agreements with the Agent (collectively, the "Lockbox Agreements") with respect to such accounts, with each such agreement to be in form and substance satisfactory to the Agent, or (ii) the Fleet Concentration Account for transfer to the Operating Account or for application to the Bank Loans in accordance with Section 2C.1.2, Section 2C.1.3 or, as the case may be, Section 2C.2 hereof. The Borrowers (a) on or prior to February 19, 2002, will deliver to the Agent fully executed Lockbox Agreements pursuant to which the Borrowers shall direct all depository institutions to cause all funds of the Borrowers to be transferred daily to, and only to, the Fleet Concentration Account, and (b) will at all times ensure that immediately upon either Borrower's receipt of any funds constituting cash proceeds of any Collateral, including Accounts Receivable, the Net Cash Proceeds of any Debt Offering, Equity Offering or sale, disposition or transfer of assets described in (iii) of the definition Net Cash Proceeds, all such amounts shall have been deposited in the Fleet Concentration Account. In the event that the arrangements described in the foregoing sentence are not established by February 19, 2002, and without limiting any Event of Default arising from any such failure or the provisions of Section 2.3(c) hereof, the Borrowers shall not be permitted to request LIBOR Rate Loans until such time as the arrangements described in this paragraph have been established in form and substance satisfactory to the Agent. Notwithstanding the foregoing, neither Borrower shall be required by this Section 6.23.1 to enter into any Lockbox Agreement with those financial institutions with which they maintain a depository account the daily balance in which account is at all times less than $25,000, provided that the aggregate balance of all such
                              --------
     accounts is at all times less than $150,000 (the "DeMinimis Accounts").
                                                       ------------------

          6.23.2. Acknowledgment of Application. Each Borrower hereby agrees
                  -----------------------------
     that all amounts received by the Agent in the Fleet Concentration Account and the Operating Account will be the sole and exclusive property of the Agent, for the accounts of the Banks and the Agent, to be applied, in accordance with Section 2C.1.2 hereof, Section 2C.1.3 hereof or, as the case may be, Section 2C.2 hereof.

          Section 6.24. Independent Firm, etc. The Borrowers agree (a) not later
                        ---------------------
     than the dates set forth in subsections (b)(i) and (ii) below for the delivery and presentation of the CMG Report (as defined below), to likewise deliver and present to the Agent and the Banks a six-month cash flow projection prepared by the Borrowers and the Carl Marks Group ("CMG"),
     (b)(i) to deliver to the Agent a draft comprehensive business plan (to include, among other things, plans for refinancing the Indebtedness under both this Agreement and the Funding Agreement by May 15, 2002 (including anticipated lending institutions)) prepared by the Borrowers with the assistance of CMG (the "CMG Report") on or prior to February 21, 2002, and
     (ii) to deliver to the Agent and the Banks the final CMG Report on or prior to February 25, 2002, which shall also be presented by the Borrowers' management and CMG to the Banks and the Agent on or prior to March 1, 2002, as well as to the Board of Directors at the Board of Directors meeting on March 12, 2002 and March 13, 2002, and (c) not later than January 1, 2002, to deliver to the Agent and the Banks a written report detailing the scope of the work and level of the tasks to be performed by CMG. The Required Banks and the Agent shall be reasonably satisfied with the scope and level of the work performed by CMG in connection with each of the items required by subsections (a), (b), and (c) of this Section 6.24. The Borrowers further agree to deliver to the Agent and the Banks, on or prior to February 25, 2002, a report detailing the actions the Borrowers are taking in response to the CMG Report. If the Borrowers do not intend to implement any of CMG's recommendations, such report by the Borrowers shall include the Borrowers' reasons for not implementing such recommendations. The Banks and the Agent shall have access to CMG at all times for, among other things, updates on the status of CMG's work and questions about the scope and substance thereof and shall have the right at any time to hire their own consulting firm at the request of the Agent (with the expenses of such other consulting firm to be for the account of the Borrowers following the occurrence of a Default or Event of Default).

          Section 6.25. Investment Amounts, Etc. The Borrowers agree to deliver
                        -----------------------
     to the Agent and the Banks no later than March 1, 2002 written certification from M.R. Weiser, Inc. that each of the Investments amounts set forth in Schedule III hereto were accurate as of December 31, 2001, and
                  ------------
     remain accurate (or have not increased) as of January 31, 2002.

          Section 6.26. Compliance with Section 6.15, Etc. The Borrowers agree
                        ---------------------------------
     that (a) no later than January 31, 2002, the Borrowers shall be in compliance with Section 6.15 hereof, and not more than 80% of the aggregate principal amount of all Loans made by the Borrowers and then outstanding shall be Commercial Loans and not fewer than 20% of the aggregate principal amount of all Loans made by the Borrowers and then outstanding shall be Medallion Loans,
         (b) no later than fifteen (15) Business Days following February 15, 2002, the Borrowers shall deliver a certificate to the Agent and the Banks evidencing compliance with Section 6.15 hereof, certified by M.R. Weiser, Inc. as being true, correct and complete, and (c) no later than March 15, 2002, the Borrowers shall deliver to the Agent evidence, satisfactory in form and substance to the Agent, (i) of the consent of the Senior Note Holders (A) under the Collateral Agency Agreement and the Note Purchase Agreement to the provisions of Amendment No. 3 requiring such consent and the transactions contemplated thereby, and
         (B) under the Collateral Agency Agreement, the Intercreditor Agreement and the Note Purchase Agreement to the provisions of Amendment No. 6 (as such term is defined in the Funding Agreement) requiring such consent and the transactions contemplated thereby, and (ii) of the waiver of any and all defaults (including defaults occurring under Sections 9.5, 10.7, 10.8(e), 10.10, 10.13 and 10.14 of the Note
         Purchase Agreement) under the Note Purchase Agreement existing immediately prior to the date such waiver and consents are given."; and

         (d) Section 6.19 of the Loan Agreement is hereby amended by:

             (i)   deleting the text "and" at the end of subsection (f) thereof;

             (ii) deleting the period (".") at the end of subsection (g) thereof and substituting in lieu thereof the text "; and"; and

             (iii) adding, in proper alphabetical order, the following new subsection (h):

                         "(h) on or prior to February 19, 2002, execute and
                   deliver to the Agent the Lockbox Agreements pursuant to which the Borrower shall direct all depository institutions to cause all funds of the Borrower to be transferred daily to, and only to, the Fleet Concentration Account, together with such other items, or take such other actions, as the Agent may require in order to effectuate arrangements contemplated by Section 6.23.1 hereof."

         20.   Amendment of Article 7 of the Loan Agreement.  Article 7 of the
               --------------------------------------------
Loan Agreement is hereby amended by:

         (a) deleting the ratio "4:1" in Section 7.1 and substituting the ratio "3:1" in lieu thereof;

         (b) deleting Section 7.4 in its entirety and substituting the following new Section 7.4 in lieu thereof:

               "Section 7.4.  Minimum EBIT to Interest Expense Ratio.
                              --------------------------------------

                     (a) Suffer or permit the ratio, at the end of each fiscal
               quarter of MFC ending on or after December 31, 2001, of (i) Consolidated EBIT of

                  MFC for such fiscal quarter to (ii) Consolidated Interest Expense of MFC for such fiscal quarter to be less than 1.3:1.0.

                           (b) Suffer or permit the ratio at the end of each
                  fiscal quarter of MFC, ending in the table below, of (i) Unconsolidated EBIT of MFC for such fiscal quarter plus
                                                                     ----
                  Unconsolidated EBIT of MBC for such fiscal quarter, to (ii) the sum of Unconsolidated Interest Expense of MFC for such fiscal quarter plus the sum of Unconsolidated Interest Expense
                                 ----
                  of MBC for such fiscal quarter to be less than the ratio set forth opposite such fiscal quarter in the table below:

                   Fiscal Quarter Ending                    Ratio
                   ---------------------                    -----
                        12/31/01                            1.15:1

                  3/31/02 and thereafter                    1.30:1


         (c) adding the following new Section 7.6 in proper numerical order therein:

                  "Section 7.6. Minimum Tangible Net Worth. Suffer or permit (a)
                                --------------------------
         Consolidated Tangible Net Worth of the Borrowers minus GAAP Investments
                                                          -----
         in the Guarantor to be less than $159,000,000 at any time, and (b) the sum of Unconsolidated Tangible Net Worth of MFC plus Unconsolidated
                                                         ----
         Tangible Net Worth of MBC to be less than $63,000,000 at any time.";

         and (d) adding the following new Section 7.7 in proper numerical order therein:

                  "Section 7.7. Losses of the Guarantor. Suffer or permit the
                                -----------------------
         portion of Adjusted Net Investment Income of MFC attributable to MFC's equity interest in the Guarantor (computed without regard to the portion of losses attributable to the impairment of good will of the Guarantor) for any fiscal quarter of the Borrower ending in the table set forth below to be less than the amount set forth the opposite such quarter in the table below:

                  --------------------------------------------------------------

                  Quarter                                  Maximum Loss
                  -------                                  ------------
                  --------------------------------------------------------------

                  October 1, 2001 - December 31, 2001      ($1,600,000)
                  --------------------------------------------------------------
                  January 1, 2002 - March 31, 2002         ($2,000,000)
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  April 1, 2002 - June 30, 2002         ($1,800,000)
                  --------------------------------------------------------------

         21.  Amendment of Section 8.1 of the Loan Agreement. Section 8.1 of the
              ----------------------------------------------
Loan Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following new subsection (a):

              "(a) (i) Liens created under the Security Agreement and other Liens in favor of the Agent or any of the Banks, and (ii) Liens with respect to Indebtedness permitted by Sections 8.2(i)(i)(A) and 8.2(i)(ii) hereof, subject to the terms of the Collateral Agency Agreement and only to the extent that the Indebtedness secured thereby is permitted to be incurred by the Borrowers;".

         22.  Amendment of Section 8.2 of the Loan Agreement.  Section 8.2 of
              ----------------------------------------------
the Loan Agreement is hereby amended by:

         (a) deleting Section 8.2(a) in its entirety and substituting the following new Section 8.2(a) in lieu thereof:

              "(a)   Indebtedness  of the Borrowers  and the Guarantor to the
         Agent, the Swing Line Lender and the Banks arising hereunder or under any of the other Loan Documents;"

         (b) deleting Section 8.2(i) in its entirety and substituting the following new Section 8.2(i) in lieu thereof:

              "(i)   (i) Indebtedness of up to but not in excess of $500,000
         in standby or documentary letter of credit facilities (A) between MBC and any Bank, which facilities may be secured by the Collateral or cash collateralized on terms and conditions satisfactory to the Agent, or
         (B) established on an unsecured basis with any lending institution which is not also a Bank, and (ii) other pari passu Indebtedness of the Borrowers (including derivative contracts, but excluding letter of credit facilities not permitted by Section 8.2(i)(i) hereof), secured ratably by the Collateral, on terms and conditions acceptable to the Agent; provided that in each case (x) the Borrowers shall notify the
                --------
         Agent in writing three (3) weeks (or such lesser period to which the Agent in its sole discretion shall agree) prior to the incurrence of any such Indebtedness, (y) no Default or Event of Default exists on the day any such Indebtedness is incurred, or would exist as a result thereof, and the Borrowers shall deliver to the Agent and each of the Banks pro forma financial statements and a pro forma certificate of the chief financial officer of the Borrowers evidencing the Borrowers' computation of compliance with each of the financial ratios, tests or covenants specified in Article VII hereof, including the MFC Borrowing Base or the MBC Borrowing Base, as applicable, after giving effect to the incurrence of any such Indebtedness, and (z) the Person extending such Indebtedness shall, if such Indebtedness is to be secured, become a party to the Collateral Agency Agreement as an "Additional Senior Creditor" (as defined in the Collateral Agency Agreement)."; and

         (b) adding the following new final paragraph at the end of Section 8.2:

                  "Notwithstanding the foregoing, no additional Indebtedness not incurred prior to Amendment No. 3 Effective Date other than Indebtedness permitted by Sections 8.2(a), 8.2(e) and 8.2(i)(i) hereof shall be incurred by the Borrowers following the Amendment No. 3 Effective Date without the prior written consent of the Agent, which consent may be given or withheld by the Agent in its sole discretion."

         23.      Amendment of Section 8.3 of the Loan Agreement.  Section 8.3
                  ----------------------------------------------
of the Loan Agreement is hereby amended by:

         (a) deleting subsection (e) thereof in its entirety and substituting in lieu thereof the following new subsection (e):

                  "(e) Make any Investment in any Subsidiary or Affiliate (including by way of the acquisition of any Person that after taking into account such Investment would become a Subsidiary or Affiliate), other than (i) Investments of MFC in MBC or of MBC in MFC, and (ii) Investments existing on the Amendment No. 3 Effective Date in the particular Subsidiaries, and in the amounts with respect to each such Subsidiary, listed on Schedule III hereto. In addition to the amounts
                               ------------
         on Schedule III hereto, MFC may make additional Investments in
            ------------
         Freshstart Venture Capital Corp. and Medallion Capital, Inc., which shall not exceed $15,348,434 in an aggregate amount for Investments in both such Subsidiaries, but neither Borrower may make, nor shall it permit any of its Subsidiaries to make, any Investments in the Guarantor, BL or any other Subsidiary (other than Freshstart Venture Capital Corp. and Medallion Capital, Inc.) following the Amendment No. 3 Effective Date, except as provided in the remainder of this paragraph. Investments consisting of intercompany receivables listed on
         Schedule III hereto (the "Repaid Receivables") may be repaid and the
         ------------              ------------------
         Borrowers may subsequently reinvest the proceeds of the Repaid Receivables in the Subsidiary which repaid the Repaid Receivables; provided that at no time shall the aggregate amount of the Borrowers'
         --------
         Investments in any particular Subsidiary (other than MBC) exceed the amount with respect to such Subsidiary listed on Schedule III hereto;
                                                          ------------
         and provided further that until such time as (i) the Guarantor shall
             ----------------
         have repaid to MFC an aggregate amount equal to at least $3,646,158 with respect to MFC's Investments made on or prior to December 31, 2001 in the Guarantor, the Borrowers may not reinvest the proceeds of Repaid Receivables in the Guarantor, (ii) BL shall have repaid to MFC an aggregate amount equal to at least $2,345,111 with respect to MFC's Investments made on or prior to December 31, 2001 in BL, the Borrowers may not reinvest the proceeds of Repaid Receivables in BL, and (iii) Medallion Funding shall have repaid to MFC an aggregate amount equal to at least $5,090,378 with respect to MFC's Investments made on or prior to December 31, 2001 in Medallion Funding, the Borrowers may not reinvest the proceeds of Repaid Receivables in Medallion Funding. For purposes of complying with the limitations contained in this Section 8.3(e), Investments by either Borrower or the Guarantor in Subsidiaries of either Borrower on any day of any calendar month other than the last Business Day of such calendar month shall be determined without regard to allocable corporate overhead and salaries of MFC (to the extent that the same is allocated in reasonable amounts consistent with past practices), and without regard to the interest component of Investments consisting of loans or advances from either Borrower to a Subsidiary of MFC or intercompany receivables owed by Subsidiaries of either Borrower or the Guarantor to either Borrower or the Guarantor (so long as such interest has accrued at commercially reasonable "market" rates, consistent with past practices) (such allocable corporate overhead and salaries and interest amounts hereinafter referred to as "Allocated Investments"); provided
                                             --------- -----------    --------
         further that, as of the last Business Day of each month, Investments by
         -------
         either Borrower or the Guarantor in Subsidiaries of either Borrower (other than MBC), including Allocated Investment amounts, shall meet the limitations set forth on Schedule III hereto; and provided further
                                      -------- ---             -------- -------
         that if as of the last Business Day of any month, Investments by either Borrower or the Guarantor in Subsidiaries of either Borrower do exceed the limitations set forth on Schedule III hereto, the Borrowers shall
                                      -------- ---
         repay, or cause to be repaid, Allocated Investment amounts in order to comply with the limitations set forth on Schedule III hereto within
                                                  -------- ---
         fifteen (15) Business Days following the last Business Day of such month and shall deliver to the Agent and the Banks within fifteen (15) Business Days following the last Business Day of such month a certificate demonstrating such compliance.";

         (b) deleting subsection (g) thereof in its entirety and substituting in lieu thereof the following new subsection (g):

                  "(g) Sell, discount or otherwise dispose of Loans or any Collateral or sell, discount or otherwise dispose of other Receivables or obligations owing to a Borrower or any of its Subsidiaries, with or without recourse, other than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section
         2.14 hereof, and consistent in any event with past practices, (ii) for collection in the ordinary course of business consistent with any past practices (with the parties hereby agreeing that no securitization or like transaction described in Section 8.4 hereof shall be deemed to be in the ordinary course of business), (iii) to the Agent for the benefit of the Banks and, with respect to the pledged shares of the Guarantor and for so long as the Collateral Agency Agreement is in effect, the Collateral Agent, for the benefit of the Banks, the Senior Noteholders and the CP Holders, (iv) Loans disposed of to Affiliates in compliance with Section 8.6 hereof and for cash for a price at least equal to the outstanding principal amount thereof (without discount thereon)(with the parties agreeing that no securitization or like transaction described in Section 8.4 hereof shall be deemed permitted by this subsection (vi)), and (v) with respect to the sales of Loans by Borrowers to their Affiliates made prior to the Amendment No. 3 Effective Date and described on Schedule 8.3(g) hereto."; and
                                         -------- ------

         (c) inserting, after subsection (i) thereof, the following new subsection 8.3(j):

                  "(j) Acquire or commit to acquire any Loan from any Affiliate other than Loans acquired for a purchase price no greater than the outstanding principal amount thereof; provided that the Borrowers may
                                               -------- ----
         only repurchase and acquire the Loans described on Schedule 8.3(g)
                                                            -------- ------
         hereto, and sold to such Affiliate prior to the Amendment No. 3 Effective Date, so long as at least seven (7) Business Days prior to any such repurchase, the Borrowers provide to the Agent a certificate of a

     Financial Officer of the Borrowers demonstrating pro forma compliance with
                                                      --- -----
     the covenants set forth in Article VII hereof, satisfactory in form and substance to the Agent and the Required Banks.

     24.  Amendment of Section 8.4 of the Loan Agreement. Section 8.4 of the
          ----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.4 is hereby substituted in lieu thereof:

          "Section 8.4. Securitizations. Enter into any securitization or
           -----------  ---------------
     similar transaction (i.e., any transfer of any of its assets in connection with any sale, assignment or other transfer of any receivables, including accounts receivable, loan receivables, lease receivables or other payment obligations or any interest in any of the foregoing, which may in each case include any collections and other proceeds thereof, any collection or deposit accounts related thereto, or any collateral, guarantees or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables) without the prior written consent of the Agent and the requisite Banks (as determined by reference to Section 10.2 hereof) or as otherwise permitted by Section 8.3(g) hereof."

     25.  Amendment of Section 8.6 of the Loan Agreement. Section 8.6 of the
          ----------------------------------------------
Loan Agreement is hereby amended by:

     (a) deleting subsection (b) thereof in its entirety and substituting in lieu thereof the following new subsection (b):

     "(b) Sell or otherwise dispose of an amount of Loans which, in aggregate principal amount, exceeds 10% of the aggregate principal amount of all Loans of the applicable Borrower then outstanding unless, immediately upon such sale or disposition, the Borrowers make, in accordance with the provisions of Article 2B(c) hereof, a mandatory prepayment of the outstanding Revolving Credit Loans (with the Revolving Credit Commitments being irrevocably reduced by an aggregate amount equal to the amount of such repayment) in an amount equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or disposed of."; and

     (b) deleting subsection (c) thereof in its entirety and substituting in lieu thereof the following new subsection (c):

     "(c) Enter into any transaction of merger or consolidation or transfer, sell, assign, lease or otherwise dispose of all or substantially all of its properties or assets to any one or more Persons, without, in each case, the prior written consent of the Agent and the requisite Banks (as determined by reference to Section 10.2 hereof).".

     26.  Amendment of Section 8.10 of the Loan Agreement. Section 8.10 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.10 is hereby substituted in lieu thereof:

          "Section 8.10.  Amendment of Agreements. Consent to any amendment,
           ------------   -----------------------
     supplement, waiver or other modification of any of the terms (including acceleration, covenant, default, subordination, sinking fund, repayment, interest rate or redemption provisions) contained in, or applicable to, or any security for, any Permitted Debt, any instrument evidencing or applicable to Permitted Debt, or the Note Purchase Agreement, except to the extent that any such amendment, waiver or other modification shall not have a material adverse effect on the interests of the Banks and the Agent."

     27.  Amendment of Section 8.15 of the Loan Agreement. Section 8.15 of the
          -----------------------------------------------
Loan Agreement is hereby deleted it in its entirety, and the following new
Section 8.15 is hereby substituted in lieu thereof:

          "8.15. Bank Accounts. (i) Establish any bank accounts other than those
                 -------------
     listed on Schedule IV hereto, without the Agent's prior written consent,
               -------- --
     with any such new bank account being subject, at the Agent's request, to Lockbox Agreements, and with Schedule IV hereto being deemed to be revised
                                  -------- --
     to include any such additional accounts which are approved by the Agent and subject (if requested by the Agent) to the Lockbox Agreements, (ii) violate directly or indirectly any Lockbox Agreement or any similar agreement in favor of the Agent for the benefit of the Banks, the CP Holders and the Agent with respect to any such account, (iii) deposit into any of the payroll accounts listed on Schedule IV hereto any amounts in excess of
                                -------- --
     amounts necessary to pay current payroll obligations from such accounts,
     (iv) maintain a daily balance in any DeMinimis Account greater than $25,000, or an aggregate daily balance in all DeMinimis Accounts greater than $150,000, or (v) transfer any amounts which would be required by
     Section 6.23 hereof to be transferred to the Fleet Concentration Account into any other account, including any account established by a Subsidiary of the Borrowers."

     28.  Amendment of Section 8.16 of the Loan Agreement. Section 8.16 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.16 is hereby substituted in lieu thereof:

          "Section 8.16.  Portfolio Purchases and Acquisitions. Make or effect,
           ------------   ------------------------------------
     or obligate itself to make or effect, any Portfolio Purchase or other asset acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) or stock (or other equity interest) acquisition.".

     29.  Amendment of Section 8.17 of the Loan Agreement. Section 8.17 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.17 is hereby substituted in lieu thereof:

          "Section 8.17.  [Intentionally Omitted]."
           ------------   -----------------------

     30.  Amendment of Section 9.1 of the Loan Agreement. Section 9.1 of the
          ----------------------------------------------
Loan Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting in lieu thereof the following new subsection (b):

          "(b) if default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in
     Article VII or Section 6.9(d), 6.13, 6.14, 6.19, 6.22, 6.23, 6.24, 6.25 or
     6.26 or Article 8 hereof, provided that (i) if the excess repayment
                               --------
     required by Section 2.5(c)(ii) of this Agreement is made in accordance with the time period and other requirements set forth in such Section 2.5(c)(ii), no default shall occur as a result of the violation of Section 7.3(D) hereof resulting from the occurrence of the underlying violations with respect to which such excess repayment is made, and (ii) if the Borrowers repay, or cause to be repaid, Allocated Investment amounts required by Section 8.3(e) of this Agreement in accordance with the time period and other requirements set forth in such Section 8.3(e), no default shall occur as a result of the violation of Section 8.3(e) hereof resulting from the Borrowers having Allocated Investment amounts in excess of the limitations set forth in Section 8.3(e) hereof on the last Business Day of each calendar month;".

     31.  Amendment of Section 10.2 of the Loan Agreement. Section 10.2 of the
          -----------------------------------------------
Loan Agreement is hereby amended by deleting Section 10.2(a)(iv) in its entirety and substituting the following new Section 10.2(a)(iv) in lieu thereof:

          "(iv) release all or substantially all of the Collateral (it being understood that release of the Guarantor from its guaranty obligations under the Guaranty, other than in accordance with the terms of this Agreement or any other Loan Document, shall require only the approval of the Agent and the Required Banks) (excluding, if a Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Banks);".

     32.  Amendment of Section 10.6 of the Loan Agreement. Section 10.6 of the
          -----------------------------------------------
Loan Agreement is hereby amended by:

     (a) deleting subsection (b) thereof in its entirety and substituting in lieu thereof the following new subsection (b):

               "(b) The Borrowers further agree to indemnify and save harmless each Bank, the Swing Line Lender and the Agent and each of their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and collectively the "Indemnified Parties")
              -----------------                        -------------------
          from and against any and all actions, causes of action, suits, losses, liabilities and damages and expenses (including, without limitation, reasonable attorneys' fees actually incurred) in connection therewith (herein called the "Indemnified Liabilities") incurred by any
                              -----------------------
          Indemnified Party as a result of, or arising out of or relating to:
          (i) any of the transactions contemplated hereby or by the other Loan Documents, (ii) any Indemnified Party's providing payroll and other cash management services to the Borrowers or their Subsidiaries, or
          (iii) the use of any proceeds of the Bank Loans made hereunder or any of the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Indemnified Party seeking indemnity under this Section 10.6(b); provided, however, that, if and
                                                --------  -------
          to the extent such agreement to indemnify may be unenforceable for any reason, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The parties hereto further hereby agree that such indemnification obligations provided in this
          Section 10.6(b) shall be Borrower Obligations under the Loan Documents. The agreements in this Section 10.6(b) shall survive the payment of the Revolving Credit Notes and the Swing Line Notes and related obligations and the termination of the Revolving Credit Commitments and Swing Line Commitment."; and

     (b) adding in proper alphabetical order therein the following new subsection (c):

          "(c) Each Borrower agrees to pay any Cash Management Item, fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling lock box accounts and other accounts for the collection of any of the Collateral."

     33.  Amendment of Article 12 of the Loan Agreement. Section 12 of the Loan
          ---------------------------------------------
Agreement is hereby amended by:

     (a) deleting Section 12.1(b)(iii) thereof in its entirety and substituting in lieu thereof the following new Section 12.1(b)(iii):

          "(iii) [intentionally omitted]."

     (b) deleting Section 12.2 thereof in its entirety and substituting in lieu thereof the following new Section 12.2:

          "Section 12.2.  New Banks; Additional Commitments From Existing Banks.
           ------------   -----------------------------------------------------
     Without limiting the Banks' respective rights to assign their interests pursuant to Section 12.1 hereof, any financial institution approved by the Borrowers, the Agent and the Required Banks may join this Agreement as an additional Bank (such Person being herein referred to as the "New Bank")
                                                                   --------
     and be entitled to all the rights and interests and obligated to perform all of the obligations and duties of a Bank with respect to a specified additional amount of Revolving Credit Commitment and outstanding Bank Loans hereunder, with the Revolving Credit Commitment and outstanding Bank Loans of each other Bank desiring to have its Revolving Credit Commitment and outstanding Bank Loans proportionately reduced being reallocated in accordance with Section 2.1(d) hereof, provided, that (a) the Borrowers
                                            --------
     shall, in their sole discretion, have given their prior written consent to the addition of the New Bank as a party to this Agreement, and (b) the Agent, the Swing Line Lender and the Required Banks shall have given their prior written consent (which consent shall not be unreasonably withheld). At the request of the Borrowers, any Bank may elect to increase its Revolving Credit Commitment and outstanding Bank Loans, with the Revolving Credit Commitment and outstanding Bank Loans of each other Bank desiring to have its Revolving Credit Commitment and outstanding Bank Loans proportionately reduced being reallocated in accordance with Section 2.1(d) hereof; provided that (x) the Borrowers shall, in their sole discretion, have given their prior written consent to the increase of such Bank's Revolving Credit Commitment and outstanding Bank Loans, and (y) the Agent, the Swing Line Lender and the Required Banks shall have given their prior written consent (which consent shall not be unreasonably withheld); and provided further that the Aggregate Revolving Credit Commitment and
     -------- -------
     aggregate outstanding Bank Loans may not be increased pursuant to this
     Section 12.2.";

     (c) deleting Section 12.3 thereof in its entirety and substituting in lieu thereof the following new Section 12.3:

          "Section 12.3.  Requirements for New Banks. Whether a new Bank as a
           ------------   --------------------------
     result of Section 12.1 or Section 12.2 hereof, the joinder of any New Bank or assignee under Section 12.1 hereof may not result in an increase to the Aggregate Revolving Credit Commitment and aggregate outstanding Bank Loans (with the maximum amount of Bank Loans that such New Bank or assignee under
     Section 12.1 hereof agrees to provide hereunder (the "Additional Commitment
                                                           ---------- ----------
     Amount") being allocated to reduce the Revolving Credit Commitment and
     ------
     outstanding Bank Loans of the other Banks in accordance with Section 2.1(d) hereof). Such New Bank or assignee under Section 12.1 hereof and the Borrowers shall execute and deliver an instrument of adherence (the "Instrument of Adherence") in form and substance satisfactory to the
      -----------------------
     Borrowers and the Agent pursuant to which such New Bank or assignee under
     Section 12.1 hereof shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Bank Loans to the Borrowers in accordance with this Agreement. Such Instrument of Adherence shall specify the Additional Commitment and outstanding Bank Loans and such New Bank's or assignee's address for notices. In addition, the Additional Commitment Amount provided by any New Bank or assignee under
     Section 12.1 hereof must be at least $5,000,000, and (a) such New Bank or assignee under Section 12.1 hereof shall have received such opinions of counsel to the Borrowers, such evidence of proper corporate organization, existence, authority and appropriate corporate proceedings with respect to the Borrowers, and such other certificates, instruments, and documents, as it shall have requested in connection with such Instrument of Adherence,
     (b) such New Bank or assignee under Section 12.1 hereof shall have paid to the Agent an administrative fee in the sum of $3,500 for the account of the Agent, and (c) such New Bank or assignee under Section 12.1 hereof shall have confirmed to and agreed with the Agent, the Swing Line Lender, the Banks and the Borrowers as follows:

               (i) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectability or value of this Agreement, the other Loan Documents, and Collateral, or any other instrument or document furnished pursuant hereto;

               (ii) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of either Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under this Agreement or any of the other Loan Documents, or the performance or observance by either Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

               (iii) such New Bank or assignee under Section 12.1 hereof confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in or delivered pursuant to Sections 4.18 and
          6.1 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Instrument of Adherence;

               (iv) such New Bank or assignee under Section 12.1 hereof will, independently and without reliance upon the other Banks, the Swing Line Lender, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

               (v) such New Bank or assignee under Section 12.1 hereof appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

               (vi) such New Bank or assignee under Section 12.1 hereof agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and

               (vii) such New Bank or assignee under Section 12.1 hereof represents and warrants that it is legally authorized to enter into such Instrument of Adherence.

          Upon any New Bank's or assignee's execution of an Instrument of Adherence and the Borrowers', the Agent's, the Swing Line Lender's and the Required Banks' consent thereto (to the extent that any of the same may be required hereunder), the Percentage of each Bank shall be adjusted appropriately. Promptly thereafter, the Borrowers shall notify each of the Banks and the Agent of the joinder hereunder of such New Bank or assignee under Section 12.1 hereof, and each Bank's new Percentage and provide each of the Banks and the Agent with a copy of the executed Instrument of Adherence and a copy of Exhibit A hereto reflecting the necessary
                             ------- -
     adjustments.

          Upon the effective date of any Instrument of Adherence, the New Bank or assignee under Section 12.1 hereof shall make all (if any) such payments to the other Banks as may be necessary to result in the Bank Loans made by such New Bank or assignee under Section 12.1 hereof being equal to such New Bank's or assignee's Percentage (as then in effect) of the aggregate principal amount of all Bank Loans outstanding to the Borrowers as of such date. The Borrowers hereby agree that any New Bank or assignee so paying any such amount to the other Banks pursuant to this Section 12.3 shall be entitled to all the rights of a Bank hereunder and such payments to the other Banks shall constitute Bank Loans held by such New Bank or assignee hereunder and that such New Bank or assignee may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such New Bank or assignee had initially advanced to the Borrowers the amount of such payments."; and

(d)  adding, in proper numerical order, the following new Section 12.4:

          "Section 12.4  Joint and Several Liability. Except to the extent
           ------------  ---------------------------
     otherwise expressly provided, the liability of the Borrowers under this Agreement and each other Loan Document shall be joint and several without regard to which party receives the proceeds of the Bank Loans. Each Borrower hereby acknowledges that it expects to derive substantial economic benefit from the Bank Loans."

     34.  Amendment to Exhibits and Schedules to the Loan Agreement. The
          ---------------------------------------------------------
Exhibits and Schedules to the Loan Agreement are hereby amended by (a) deleting
Schedule III thereto in its entirety and substituting in lieu thereof Schedule
-------- ---                                                          --------
III attached hereto, (b) deleting Exhibit G thereto in its entirety and
---                               ------- -
substituting in lieu thereof Exhibit G attached hereto, (c) adding Exhibit X
                             ------- -                             ------- -
attached hereto, and (d) adding the attached new Schedules IV, V and 8.3(g) in
                                                 --------- --  -     ------
proper numerical order.

     35.  Forbearance and Waivers.
          -----------------------

     (a) Pursuant to Section 2.2(b) of the Loan Agreement, all outstanding Revolving Credit Loans and Swing Line Loans matured on or before the Term-Out Date (November 5, 2001). As of the date hereof, such outstanding Revolving Credit Loans and Swing Line Loans, and interest thereon, have not been repaid (the "Non-Payment"). Subject to the terms and conditions hereof, each of the Agent and the Banks:

          (i) until the earliest to occur of (A) March 15, 2002, (B) the effectiveness of the Senior Note Holders' waiver and consents required by
     Section 45(b)(x) hereof, and (C) the occurrence of a Default or Event of Default other than those expressly waived or forborne pursuant to this
     Section 35, hereby agrees (w) to forbear from enforcing any of its rights and remedies under Section 9.2 of the Loan Agreement or under any of the other Loan Documents arising solely as a result of the occurrence of any Default or Event of Default which occurred under Section 9.1(a) of the Loan Agreement as a result of the Non-Payment, (x) that the Agent and the Banks will not demand accelerated payment of the Borrower Obligations arising under the Loan Agreement and the other Loan Documents under Section 9.1 of the Loan Agreement or otherwise cause any of such Borrower Obligations to become immediately due and payable, except that the Borrowers shall in any event continue to be required to make any and all payments that are provided for in the Loan Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Loan Documents and this Amendment, (y) that compliance with Sections 5.2 (a) and (b) of the Loan Agreement (solely with respect to Section 4.20 of the Loan Agreement as a result of any Default or Event of Default which occurred under Section 9.1(a) of the Loan Agreement as a result of the Non-Payment) shall be determined without regard to any Default or Event of Default which occurred under Section 9.1(a) of the Loan Agreement as a result of the Non-Payment, and (z) that the Agent and the Banks will not terminate the lending and other credit commitments of the Agent and the Banks under the Loan Agreement prior to the earliest to occur of (A), (B) and (C) set forth above; provided that the Borrowers shall pay
                                          --------
     interest on such outstanding Revolving Credit Loans and Swing Line Loans at the Default Rate to the Banks for the period from November 5, 2001 through February 20, 2002; and

          (ii) following the effectiveness of the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof, hereby waives any Default or Event of Default which occurred under Section 9.1(a) of the Loan Agreement as a result of the Non-Payment, provided that (A) the Borrowers
                                               --------
     shall have paid interest on such outstanding Revolving Credit Loans and Swing Line Loans at the Default Rate to the Banks for the period from November 5, 2001 through February 20, 2002, and (B) the Senior Note Holders shall have given the waiver and consents required by Section 45(b)(x) hereof no later than March 15, 2002.

     (b) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenant set forth in Section 7.4(a) of the Loan Agreement (as in effect prior to the Effective Date) for the fiscal quarter of the Borrowers ended September 30, 2001; provided, however, that the
                                                   --------  -------
ratio of (i) the sum of Consolidated EBIT of MFC for such fiscal quarter plus
                                                                         ----
Consolidated Interest Expense of MFC for such fiscal quarter to (ii) Consolidated Interest Expense of MFC for such fiscal quarter shall not be less than 0.5:1.

     (c) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenant set forth in Section 7.4(b) of the Loan Agreement (as in effect prior to the Effective Date) for the fiscal quarter of the Borrowers ended September 30, 2001; provided, however, that the
                                                   --------  -------
ratio of (i) the sum of Unconsolidated EBIT of MFC for such fiscal quarter plus
                                                                           ----
Unconsolidated Interest Expense of MFC for such fiscal quarter plus
                                                               ----
Unconsolidated EBIT of MBC for such fiscal quarter plus Unconsolidated Interest
                                                   ----
Expense of MBC for such fiscal quarter to (ii) the sum of Unconsolidated Interest Expense of MFC for such fiscal quarter plus Unconsolidated Interest
                                                ----
Expense of MBC for such fiscal quarter shall not be less than 0.6:1.

     (d) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenant set forth in Section 8.3(c)(ii) of the Loan Agreement (as in effect prior to the Effective Date); provided however, that the Loan or Loans made
-------- -------
pursuant to such Section 8.3(c)(ii) shall not exceed $3,527,338 in aggregate outstanding principal amount.

     (e) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenant set forth in Section 8.3(e)(ii) of the Loan Agreement solely with respect to Investments made by the Borrowers in their Subsidiaries and Affiliates as set forth on Schedule III to
                                                               -------- ---
the Loan Agreement (as in effect prior to the Effective Date); provided,
                                                               --------
however, that (x) Investments by the Borrowers in their Subsidiaries and
-------
Affiliates are in the particular Subsidiaries, and in the amounts with respect to each such Subsidiary, as are listed on Schedule III of the Loan Agreement (as
                                          -------- ---
in effect on and after the Effective Date), and (y) no later than March 1, 2002 the Borrowers shall deliver to the Agent and the Banks written certification from M.R. Weiser, Inc. that each of the Investments amounts set forth in
Schedule III of the Loan Agreement were accurate as of December 31, 2001, and
-------- ---
remain accurate (or have not increased) as of January 31, 2002.

     (f) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenants set forth in Section 8.3(e)(iii)(B), Section 8.3(e)(v) and Section 8.3(e)(vi) of the Loan Agreement (each as in effect prior to the Effective Date); provided, however, that
                                                 --------  -------
Investments by MFC (x) in the Guarantor made from September 22, 2000 through December 31, 2001 shall not have exceeded an aggregate amount of $8,647,158, (y) in BL made from September 22, 2000 through December 31, 2001 shall not have exceeded an aggregate amount of $33,167,205, and (z) in other Subsidiaries and Affiliates (excluding the Guarantor, BL and MBC) made from September 22, 2000 through December 31, 2001 shall not have exceeded an aggregate amount of $68,224,639. The Borrowers acknowledge and agree that the calculation method used to obtain the Investment amounts set forth in this subsection (f) (whereby the accumulated undistributed income of each Subsidiary as of December 31, 2000 was deducted from the amount of GAAP Investments reported as of December 31,
2000), while waived for purposes of determining compliance as of December 31, 2001 with clauses (x), (y) and (z) above, shall not be used after the Effective Date.

     (g) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the notice period set forth in Article 2B(d) of the Loan Agreement (as in effect prior to the Effective Date) for the Dividend to be paid by MFC on January 14, 2002; provided, however, that such
                                                --------  -------
Dividend shall not be paid earlier than January 14, 2002; and provided, further,
                                                              --------  -------
that MFC shall make any Dividend Prepayment required by Article 2B(d) of the Loan Agreement.

     (h) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the covenant set forth in Section 6.15 of the Loan Agreement (as in effect prior to the Effective Date) for the fiscal quarter of the Borrowers ended December 31, 2001; provided, however, that (i)
                                                  --------  -------
not more than 82% of the aggregate principal amount of all Loans made by the Borrowers and outstanding for such fiscal quarter shall be Commercial Loans and not fewer than 18% of the aggregate principal amount of all Loans made by the Borrowers and outstanding for such fiscal quarter shall be Medallion Loans, (ii) no later than January 31, 2002, the Borrowers shall be in compliance with
Section 6.15 of the Loan Agreement and not more than 80% of the aggregate principal amount of all Loans made by the Borrowers and then outstanding shall be Commercial

Loans and not fewer than 20% of the aggregate principal amount of all Loans made by the Borrowers and then outstanding shall be Medallion Loans, and (iii) the Borrowers shall have delivered to the Agent and the Banks no later than no later than fifteen (15) Business Days following February 15, 2002 a certificate evidencing compliance with Section 6.15 of the Loan Agreement, which certificate shall also be certified by M.R. Weiser, Inc. as being true, correct and complete.

     (i) The Funding Agreement requires Medallion Funding to ensure that (i) the aggregate unpaid balance of all Senior Debt does not exceed the Borrowing Base (each as defined in the Funding Agreement), and (ii) for the fiscal quarter ended September 30, 2001, the ratio of (A) the sum of EBIT for the Second FQ01 plus EBIT for Third FQ01 (each as defined in the Funding Agreement) to (B) the
----
sum of Interest Expense (as defined in the Funding Agreement) for such fiscal quarters not be less than 1.20:1. Medallion Funding has reported that (i) as of September 30, 2001 (A) Senior Debt exceeded the Borrowing Base (each as defined in the Funding Agreement) by $486,684, and (B) the ratio of (1) the sum of EBIT for the Second FQ01 plus EBIT for Third FQ01 (each as defined in the Funding
                    ----
Agreement) to (2) the sum of Interest Expense (as defined in the Funding Agreement) for such fiscal quarters was 0.76:1, and (ii) as of November 30, 2001, Senior Debt may have exceeded the Borrowing Base (each as defined in the Funding Agreement) by no more than $600,000. Subject to the terms and conditions hereof, each of the Agent and the Banks hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of Medallion Funding's non-compliance with Sections 7.3 and 7.5 of the Funding Agreement, provided that, (i) as of September 30, 2001,
                                  --------
(A) Senior Debt exceeded the Borrowing Base (each as defined in the Funding Agreement and in accordance with the Funding Agreement prior to the effectiveness of the amendment contemplated by Section 45(a)(xii) hereof) by no more than $486,684, and (B) the ratio of (1) the sum of EBIT for the Second FQ01 plus EBIT for Third FQ01 (each as defined in the Funding Agreement) to (2) the
----
sum of Interest Expense (as defined in the Funding Agreement) for such fiscal quarters was no less than 0.76:1, and (ii) as of November 30, 2001, Senior Debt exceeded the Borrowing Base (each as defined in the Funding Agreement) by no more than $600,000.

     (j) The Funding Agreement requires that Medallion Funding not have any subsidiaries, and that it not transfer or sell any of its Loans (as defined in the Funding Agreement) in violation of the provisions of the Funding Agreement. On or before December 31, 2001, Medallion Funding formed a wholly-owned subsidiary, Medallion Funding Chicago Corp. ("MFCC") and transferred Yellow Cab
                                              ----
Loans (as defined in the Funding Agreement) to MFCC in an aggregate outstanding principal amount not exceeding $9,000,000. Subject to the terms and conditions hereof, each of the Agent and the Banks hereby waives any Default or Event of Default which may have occurred under Section 9.1(e) of the Loan Agreement as a result of Medallion Funding's non-compliance with Sections 4.2, 8.3(e)(ii), 8.11 and 8.16 through 8.18 of the Funding Agreement solely with respect to the formation of MFCC and the implementation of the Yellow Cab Transfer (as defined in the Funding Agreement), provided that the Yellow Cab Loans (as defined in the
                           --------
Funding Agreement) transferred pursuant to the Yellow Cab Transfer (as defined in the Funding Agreement) shall remain subject to the lien and security interest of the agent for the banks party to the Funding Agreement, for the benefit of such agent and such banks, and that

Medallion Funding and MFCC comply with the requirements of Section 6.16 of the Funding Agreement.

     (k) The Funding Agreement does not permit Medallion Funding to make any Investments in Affiliates (each as defined in the Funding Agreement) other than those permitted by Section 8.3(e) of the Funding Agreement. Subject to the terms and conditions hereof, each of the Agent and the Banks hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of Medallion Funding's non-compliance with
Section 8.3(e) of the Funding Agreement with respect to Investments made in MBC and Freshstart Venture Capital Corp. prior to December 31, 2001; provided,
                                                                 --------
however, that by January 31, 2002, MBC and Freshstart Venture Capital Corp.
-------
shall have repaid to Medallion Funding an amount equal to the Investments made by Medallion Funding in each such entity in the amounts and otherwise as set forth on Schedule III to the Funding Agreement and in compliance with Section
         -------- ---
6.16 of the Funding Agreement.

     (l) The Funding Agreement requires that Medallion Funding not breach certain covenants under the Note Purchase Agreement, including Section 10.13 of the Note Purchase Agreement, which requires that Medallion Funding ensure that the aggregate unpaid balance of all Senior Debt does not exceed Net Finance Assets (each as defined in the Note Purchase Agreement). Medallion Funding has reported that (i) as of September 30, 2001, Senior Debt exceeded Net Finance Assets (each as defined in the Note Purchase Agreement) by $486,684, and (ii) as of November 30, 2001, Senior Debt may have exceeded Net Finance Assets (each as defined in the Note Purchase Agreement) by no more than $600,000 (the defaults in clauses (i) and (ii) collectively referred to as the "Specified Noteholder
                                                         --------------------
Defaults"). Subject to the terms and conditions hereof, each of the Agent and
--------
the Banks:

          (i) until the earliest to occur of (A) March 15, 2002, (B) the effectiveness of the Senior Note Holders' waiver and consents required by
     Section 45(b)(x) hereof, and (C) the occurrence of a Default or Event of Default other than those expressly waived or forborne pursuant to this
     Section 35, hereby agrees (w) to forbear from enforcing any of its rights and remedies under Section 9.2 of the Loan Agreement or under any of the other Loan Documents arising solely as a result of the occurrence of any Default or Event of Default which may have occurred or may occur under
     Section 9.1(e) of the Loan Agreement as a result of the Specified Noteholder Defaults, (x) that the Agent and the Banks will not demand accelerated payment of the Borrower Obligations arising under the Loan Agreement and the other Loan Documents under Section 9.1 of the Loan Agreement or otherwise cause any of such Borrower Obligations to become immediately due and payable, except that the Borrowers shall in any event continue to be required to make any and all payments that are provided for in the Loan Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Loan Documents and this Amendment, (y) that compliance with Sections 5.2 (a) and (b) of the Loan Agreement (solely with respect to Section 4.20 of the Loan Agreement as a result of any Default or Event of Default which may have occurred or may occur under
     Section 9.1(e) of the Loan Agreement as a result of the Specified Noteholder Defaults) shall be determined without regard to any Default or Event of Default which may have occurred or may occur under
     Section 9.1(e) of the Loan Agreement as a result of the Specified Noteholder Defaults, and (z) that the Agent and the Banks will not terminate the lending and other credit commitments of the Agent and the Banks under the Loan Agreement prior to the earliest to occur of (A), (B) and (C) set forth above; provided that (1) as of September 30, 2001, Senior
                              --------
     Debt exceeded Net Finance Assets (each as defined in the Note Purchase Agreement) by no more than $486,684, and (2) as of November 30, 2001, Senior Debt exceeded Net Finance Assets (each as defined in the Note Purchase Agreement) by no more than $600,000; and

          (ii) following the effectiveness of the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof, hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Specified Noteholder Defaults; provided that (A) as of September 30, 2001, Senior Debt exceeded
               --------
     Net Finance Assets (each as defined in the Note Purchase Agreement) by no more than $486,684, (B) as of November 30, 2001, Senior Debt exceeded Net Finance Assets (each as defined in the Note Purchase Agreement) by no more than $600,000, and (C) the Senior Note Holders shall have given the waiver and consents required by Section 45(b)(x) hereof no later than March 15, 2002.

     (m) The Funding Agreement requires that Medallion Funding not breach certain covenants under the Note Purchase Agreement, including Section 10.7 of the Note Purchase Agreement, which requires that Medallion Funding ensure that the ratio of (i) Net Income plus Interest Expense to (ii) Interest Expense (each as defined in the Note Purchase Agreement) is not less than 1.20:1. Medallion Funding has reported that as of September 30, 2001, the ratio of (i) Net Income plus Interest Expense to (ii) Interest Expense (each as defined in the Note Purchase Agreement) was 0.76:1 (such default referred to as the "Financial
                                                                 ---------
Noteholder Default"). Subject to the terms and conditions hereof, each of the
------------------
Agent and the Banks:

          (i) until the earliest to occur of (A) March 15, 2002, (B) the effectiveness of the Senior Note Holders' waiver and consents required by
     Section 45(b)(x) hereof, and (C) the occurrence of a Default or Event of Default other than those expressly waived or forborne pursuant to this
     Section 35, hereby agrees (w) to forbear from enforcing any of its rights and remedies under Section 9.2 of the Loan Agreement or under any of the other Loan Documents arising solely as a result of the occurrence of any Default or Event of Default which may have occurred or may occur under
     Section 9.1(e) of the Loan Agreement as a result of the Financial Noteholder Default, (x) that the Agent and the Banks will not demand accelerated payment of the Borrower Obligations arising under the Loan Agreement and the other Loan Documents under Section 9.1 of the Loan Agreement or otherwise cause any of such Borrower Obligations to become immediately due and payable, except that the Borrowers shall in any event continue to be required to make any and all payments that are provided for in the Loan Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Loan Documents and this Amendment, (y) that compliance with Sections 5.2 (a) and (b) of the Loan Agreement (solely with respect to Section 4.20 of the Loan Agreement as a result of any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Financial Noteholder Default) shall be determined without regard to any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Financial Noteholder Default, and (z) that the Agent and the Banks will not terminate the lending and other credit commitments of the Agent and the Banks under the Loan Agreement prior to the earliest to occur of (A), (B) and (C) set forth above; provided that as of September 30,
                                          --------
     2001, the ratio of (i) Net Income plus Interest Expense to (ii) Interest Expense (each as defined in the Note Purchase Agreement) was no less than 0.76:1; and

          (ii) following the effectiveness of the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof, hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Financial Noteholder Default; provided that (A) as of September 30, 2001, the ratio of (i) Net
              --------
     Income plus Interest Expense to (ii) Interest Expense (each as defined in the Note Purchase Agreement) was no less than 0.76:1, and (B) the Senior Note Holders shall have given the waiver and consents required by Section 45(b)(x) hereof no later than March 15, 2002.

     (n) The Funding Agreement requires that Medallion Funding not make any Portfolio Purchases (as defined in the Funding Agreement). Medallion Funding has reported that as of January 31, 2002, Medallion Funding purchased $8,085,294.10 of Loans from MFC (such default referred to as the "Funding Portfolio Default"
                                                    -------------------------
and such purchase referred to as the "Funding Portfolio Purchase"). Subject to
                                      --------------------------
the terms and conditions hereof, each of the Agent and the Banks:

          (i) until the earliest to occur of (A) March 15, 2002, (B) the effectiveness of the Senior Note Holders' waiver and consents required by
     Section 45(b)(x) hereof, and (C) the occurrence of a Default or Event of Default other than those expressly waived or forborne pursuant to this
     Section 35, hereby agrees (w) to forbear from enforcing any of its rights and remedies under Section 9.2 of the Loan Agreement or under any of the other Loan Documents arising solely as a result of the occurrence of any Default or Event of Default which may have occurred or may occur under
     Section 9.1(e) of the Loan Agreement as a result of the Funding Portfolio Default, (x) that the Agent and the Banks will not demand accelerated payment of the Borrower Obligations arising under the Loan Agreement and the other Loan Documents under Section 9.1 of the Loan Agreement or otherwise cause any of such Borrower Obligations to become immediately due and payable, except that the Borrowers shall in any event continue to be required to make any and all payments that are provided for in the Loan Documents and this Amendment when and as the same are due and payable pursuant to the terms of the Loan Documents and this Amendment, (y) that compliance with Sections 5.2 (a) and (b) of the Loan Agreement (solely with respect to Section 4.20 of the Loan Agreement as a result of any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Funding Portfolio Default) shall be determined without regard to any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan

     Agreement as a result of the Funding Portfolio Default, and (z) that the Agent and the Banks will not terminate the lending and other credit commitments of the Agent and the Banks under the Loan Agreement prior to the earliest to occur of (A), (B) and (C) set forth above; provided that as
                                                                --------
     of January 31, 2002, Medallion Funding shall not have made any Portfolio Purchase (as defined in the Funding Agreement) other than the Funding Portfolio Purchase; and

          (ii) following the effectiveness of the Senior Note Holders' waiver and consents required by Section 45(b)(x) hereof, hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the Funding Portfolio Default; provided that (A) as of January 31, 2002, Medallion Funding shall not have
     --------
     made any Portfolio Purchase (as defined in the Funding Agreement) other than the Funding Portfolio Purchase, and (B) the Senior Note Holders shall have given the waiver and consents required by Section 45(b)(x) hereof no later than March 15, 2002.

     36.  Amendment to Section 1.1 of the Security Agreement. Section 1.1 of the
          --------------------------------------------------
Security Agreement is hereby amended by (a) deleting the first paragraph of the definition of "Collateral" in its entirety and substituting in lieu thereof the following new first paragraph:

          "Collateral" shall mean all assets (excluding the Capital Stock of
           ----------
     Medallion Funding Chicago Corp.), including all of the following property and to the extent otherwise not included, all other personal and fixture property of every kind and nature, now owned or at any time hereafter acquired by either Borrower or in which either Borrower now has or at any time in the future may acquire any right, title or interest:";

(b) deleting the word "and" at the end of subsection (u) of the definition of "Collateral";

(c) adding the following new subsection (v) of the definition of "Collateral" in proper alphabetical order therein and relettering the current subsection (v) as subsection (w):

          "(v) commercial tort claims (the Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Borrowers' compliance with Section 2.3(d) hereof); and";

(d) deleting the first sentence of the definition of "Obligations" in its entirety and substituting in lieu thereof the following new sentence:

          "Obligations" shall mean "Borrower Obligations" as set forth in
           -----------              --------------------
     Section 1.1 of the Loan Agreement.

and (e) deleting the definition of "Stock" in its entirety and substituting in lieu thereof the following new definition of "Stock:

          "Stock" shall mean the shares of Capital Stock owned by the Borrowers
           -----
     as more fully described on Schedule A attached hereto and any additional
                                -------- -
     shares of

     Capital Stock of any Person or any securities exchangeable for or convertible into shares of such capital stock or other equity interests of any class acquired by either Borrower, by purchase, stock dividend, distribution of capital or otherwise, but shall not include (a) any shares of Capital Stock or any other securities, the pledge of which is subject to the receipt of consents (including lender consents) as may be required under the Loan Documents for any particular Subsidiary of either Borrower unless and until such consents are obtained; provided that the Borrowers shall have used their best efforts to obtain such consents, and (b) any shares of Capital Stock of Medallion Funding Chicago Corp."

     37.  Amendment to Section 2.3 of the Security Agreement. Section 2.3 of the
          --------------------------------------------------
Security Agreement is hereby amended by (a) deleting the word "and" at the end of Section 2.3(c) of the Security Agreement, and (b) adding the following new
Section 2.3(d) of the Security Agreement in proper alphabetical order therein and relettering the current Section 2.3(d) of the Security Agreement as Section 2.3(e):

          "(d) If either Borrower shall, now or at any time hereafter, hold or acquire a commercial tort claim, such Borrower shall immediately notify the Agent in a writing signed by such Borrower of the particulars thereof and grant to the Agent, for the benefit of the CP Holders, the Banks and the Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent; and".

     38.  Amendment to Section 4.1 of the Security Agreement. Section 4.1 of the
          --------------------------------------------------
Security Agreement is hereby amended by (a) deleting the word "and" at the end of Section 4.1(j) of the Security Agreement, and (b) adding the following new
Section 4.1(k) of the Security Agreement in proper alphabetical order therein and relettering the current Section 4.1(k) of the Security Agreement as Section 4.1(l):

          "(k) The Borrowers hold no commercial tort claim except as indicated in writing to the Agent and the Banks; and".

     39.  Amendment to Section 5.2 of the Security Agreement. Section 5.2 of the
          --------------------------------------------------
Security Agreement is hereby amended by deleting the first paragraph of Section 5.2(d) of the Security Agreement and substituting in lieu thereof the following new first paragraph of Section 5.2(d) of the Security Agreement:

          "(d) Without limiting the provisions of Article 2C and Sections 6.23 and 8.15 of the Loan Agreement, upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, require each Borrower to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event either Borrower (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loans, such Borrower agrees with the Agent as follows:".

     40.  Amendment to Section 5.3 of the Security Agreement. Section 5.3 of the
          --------------------------------------------------
Security Agreement is hereby amended by deleting the first paragraph of Section 5.3(a) thereof and substituting in lieu thereof the following new first paragraph of Section 5.3(a) thereof:

          "(a) Upon receipt thereof in accordance with the terms of Section 5.3 of the Collateral Agency Agreement (if and to the extent applicable), any proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priority:".

     41.  Amendment to Section 5.4 of the Security Agreement. Section 5.4 of the
          --------------------------------------------------
Security Agreement is hereby amended by deleting the first sentence of Section
5.4 of the Security Agreement and substituting in lieu thereof the following new first sentence of Section 5.4 of the Security Agreement:

          "To the extent permitted by the Loan Agreement and, if applicable, the Collateral Agency Agreement, the Agent, for the benefit of itself, the Banks and the CP Holders is hereby authorized, upon receipt of a request from the Company, to release any Collateral and to provide such releases and termination statements with respect to any Collateral in connection with any sale, exchange or other disposition thereof permitted under the Loan Agreement so long as (i) the Agent, for the benefit of itself, the Banks and the CP Holders, obtains a first priority perfected security interest in any non-cash proceeds of such sale, exchange or other disposition and (ii) any net cash proceeds of such sale, exchange or other disposition are paid in accordance with the provisions hereunder."

     42.  Amendment to Section 10 of the Guaranty. Section 10 of the Guaranty is
          ---------------------------------------
hereby amended by deleting Section 10 in its entirety and substituting in lieu thereof the following new Section 10:

          "10. Termination; Reinstatement. This Guaranty shall remain in full
               --------------------------
     force and effect until the Agent and the Required Banks release the Guarantor from the Guaranty or until all Borrower Obligations have been paid in full and all commitments to lend under the Loan Agreement have been terminated. Notwithstanding the foregoing, this Guaranty shall continue to be effective or be reinstated, notwithstanding any such repayment in full of the Obligations, and termination of all commitments to lend under the Loan Agreement, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrowers, or otherwise, all as though such payment had not been made or value received."

     43.  Consent to Funding Amendment, etc. (a) Each of the Agent and the Banks
          ---------------------------------
hereby consents to the amendment of the Funding Agreement dated as of the date hereof for purposes of Section 2 of the Collateral Agency Agreement and Section
8.17 of the Loan Agreement, and (b) the Agent, in its capacity as Collateral Agent under the Collateral Agency Agreement, hereby consents to the amendment of the Funding Agreement dated as of the date hereof for purposes of Section 2 of the Collateral Agency Agreement and Section 8.17 of the Loan Agreement.

     44.  Representations and Warranties, Etc.
          -----------------------------------

          (a) Each of the Borrowers and the Guarantor hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 45 below are met, as follows:

               (i) The execution and delivery by each of the Borrowers and the Guarantor of this Amendment and all other instruments and agreements required to be executed and delivered by each of the Borrowers and the Guarantor in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrowers
           --------- ---------
          and the Guarantor of any of its obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrowers and the Guarantor, as the case may be, have been duly authorized by all necessary proceedings on behalf of each of the Borrowers and the Guarantor, as the case may be, and do not and will not contravene any provision of law or of any judgment, order or decree applicable to or binding on the Borrowers (or any of them) or the Guarantor, or of the Borrowers' or the Guarantor's charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrowers (or either of them) or the Guarantor.

               (ii) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which any of the Borrowers or the Guarantor is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

               (iii) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers and the Guarantor of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrowers and the Guarantor of the transactions among the parties contemplated hereby and thereby or referred to herein or therein.

               (iv) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

               (v) Each of the Borrowers and the Guarantor has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (b) Each of the Borrowers and the Guarantor acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     45.  Effectiveness.
          -------------

          (a) Section 1(a), Section 2 (a), Section 2(g), Section 2(i), Sections 4 - 6(a), Section 8, Sections 9(b) - 10, Section 12, Sections 14 - 19(a), Sections 19(c) - 24, Sections 26 - 34(a), Sections 34(d) - 43(a), and Sections 44 - 47 of this Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent:

               (i) This Amendment shall have been duly executed and delivered by each of the Borrowers, the Guarantor, the Agent and the Banks and shall be in full force and effect.

               (ii) The Agent shall have received from the Secretary of each Borrower and of the Guarantor a copy, certified by such Secretary to be true and complete as of such date, of each of (A) its charter or other organizational documents as in effect on such date of certification, (B) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the Amendment Documents; provided,
                                                               --------
          however, that in lieu of providing the items required by subsections
          -------
          (A) and (B) of this subsection (ii), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Agent are true and correct as of such date and have not been amended, rescinded or revoked.

               (iii) The Agent shall have received from each Borrower and from the Guarantor an incumbency certificate, dated as of such date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, the Amendment Documents.

               (iv) The Agent shall have received from each Borrower and from the Guarantor a good standing certificate for such Borrower and for the Guarantor, issued by the Secretary of State of Delaware, and evidence that such Borrower and such Guarantor is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

               (v) The Agent shall have received favorable legal opinions addressed to the Agent and the Banks, dated as of such date, in form and substance satisfactory to the Agent, from counsel to the Borrowers and the Guarantor and Delaware counsel to the Borrowers, concerning corporate or other applicable entity authority matters and the enforceability of each of the Amendment Documents, and the Loan Agreement and the other Loan Documents as amended thereby, and concerning such other matters as the Agent may request.

               (vi)   The Agent shall have received, for the pro rata account of
                                                             --- ----
          each Bank which executes and delivers its signature pages to the Agent, by February 20, 2002 in facsimile (to be followed by originals) or original form, amendment fees equal, in the case of each Bank, to 0.30% multiplied by such Bank's Revolving Credit Commitment in effect on the date hereof, provided that amounts previously received by the
                              --------
          Banks as negotiation fees pursuant to the Fee Letter dated as of January 31, 2002, among the Borrowers and the Agent shall be credited against such amendment fees.

               (vii) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses in connection with the preparation of this Amendment and ancillary documentation.

               (viii) The Fee Letter (as defined in the Loan Agreement, as amended hereby) shall have been duly executed and delivered by each of the Borrowers and the Agent and shall be in full force and effect, provided that amounts previously received by the Agent as an agent's
          --------
          fee pursuant to the Fee Letter dated as of January 31, 2002, among the Borrowers and the Agent shall be credited against such agent's fee.

               (ix) All reports, statements, schedules, certificates and other documents required to be delivered to the Agent and each Bank pursuant to Section 6.1 of the Loan Agreement, as amended by this Amendment, shall have been so delivered.

               (x) The Agent shall have received evidence of the consent of the Funding Agreement banks under the Collateral Agency Agreement to this Amendment and the transactions contemplated hereby, and of the waiver of any defaults existing immediately prior to the Effective Date under the Funding Agreement.

               (xi) The Agent shall have received (A) projections for Borrowers showing quarterly profits and loss, balance sheets and covenant calculations, and (B) accrual and cash earnings reconcilement to dividends for the past five years.

               (xii) The Agent shall have received evidence of the effectiveness of an amendment to the Funding Agreement.

               (xiii) The Agent shall have received a copy of the fully executed engagement letter dated as of December 14, 2001, evidencing the hiring of the Carl Marks Group.

               (xiv) The Agent shall have received a certificate from the Borrowers setting forth the Borrowers' Investments pursuant to Section 8.3(e) of the Loan Agreement as of the Effective Date and demonstrating compliance with the restrictions set forth in Section 8.3(e) of the Loan Agreement, as amended hereby, as of the Effective Date.

               (xv)   The Agent shall have received, for the pro rata account of
                                                             --- ----
          each Bank, Default Rate interest, for the period from November 5, 2001 through February 20, 2002, on all outstanding Revolving Credit Loans and Swing Line Loans which matured on or before the Term-Out Date (November 5, 2001).

               (xvi) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

          (b)(i) Section 1(b), Sections 2(b) - (f), Section 2(h), Section 2(j),
     Section 3, Section 6(b), Section 7, Section 9(a), Section 11, Section 13 (other than the revisions to Article 2B(d) described therein), Section 19(b), Section 25, Section 34(b), Section 34(c) and Section 45(b) of this Amendment shall become effective as of the Effective Date, and (ii) the revisions to Article 2B(d) described in Section 13 of this Amendment shall become effective as of January 15, 2002; in each case described in clauses
     (i) and (ii) of this subsection (b), upon the satisfaction of each of the following conditions, in a manner satisfactory to, and in form and substance satisfactory to, the Agent:

               (w)    The satisfaction of all conditions precedent set forth in
          Section 45(a) of this Amendment.

               (x) The Agent shall have received evidence of (A) the consent of the Senior Note Holders (1) under the Collateral Agency Agreement and the Note Purchase Agreement to the provisions of this Amendment requiring such consent and the transactions contemplated hereby, and
          (2) under the Collateral Agency Agreement, the Intercreditor Agreement and the Note

               Purchase Agreement to the provisions of Amendment No. 6 (as such term is defined in the Funding Agreement) requiring such consent and the transactions contemplated thereby, and (B) the waiver of any defaults (including defaults occurring under Sections 9.5, 10.7, 10.8(e), 10.10, 10.13 and 10.14 of the Note Purchase
               Agreement) existing under the Note Purchase Agreement immediately prior to the date such consents and waiver are given; provided
                                                                     --------
               that such waiver and consents are given no later than March 15, 2002.

                    (y) The Agent (in its capacity as Agent under the Loan
               Agreement and in its capacity as Collateral Agent under the Collateral Agency Agreement) and the Banks shall have consented to the amendment of the Note Purchase Agreement for purposes of
               Section 2 of the Collateral Agency Agreement and Section 8.10 of the Loan Agreement.

                    (z) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date the conditions in this
               Section 45(b) are satisfied, including, but not limited to, fees and expenses in connection with the preparation of necessary documentation.

               (c) Each of the parties signatory hereto agrees that the failure to obtain the waiver and consents of the Senior Note Holders required by Section 45(b)(x) hereof by March 15, 2002 shall cause all amounts owing under the Loan Agreement and the other Loan Documents to become immediately due and payable and shall constitute a payment Event of Default under Section 9.1(a) of the Loan Agreement, as well as a covenant Event of Default under Section 9.1(b) of the Loan Agreement.

               (d) For the avoidance of doubt, each of the parties signatory hereto acknowledges that any acceleration by the Senior Note Holders of the Senior Note Debt will constitute a new Event of Default (as defined in the Funding Agreement) under Section 9.1(f)(ii) of the Funding Agreement, which shall constitute a new Event of Default under
          Section 9.1(e) of the Loan Agreement.

               (e) Until such time as the Senior Note Holders provide the waiver and consents required by Section 45(b)(x) hereof, the Borrowers hereby agree that if Medallion Funding makes any prepayment of Senior Note Debt (other than the prepayment of the Senior Note Debt made as of February 11, 2002 in an aggregate amount not in excess of $1,000,000), the Borrowers shall simultaneously make a prepayment of the Borrower Obligations owing to the Agent and the Banks under the Loan Agreement and the other Loan Documents in an amount equal to (i)(x) the amount of the prepayment of Senior Note Debt divided by (y) the principal
                                                ------- --
          amount outstanding of the Senior Note Debt multiplied by (ii) the
                                                     ---------- --
          Aggregate Revolving Credit Commitment, which prepayment shall be shared pro rata by the Banks in accordance with their respective
                 --- ----
          Percentages. Simultaneously with any such prepayment, the Borrowers hereby agree to voluntarily reduce the Aggregate Revolving Credit Commitment in accordance with Section 2.4 of the Loan Agreement, with the Aggregate Revolving Credit Commitment being irrevocably reduced by an amount equal to the amount of the prepayment to be made to the Agent and the Banks pursuant to this clause (e), and each Bank's Revolving Credit Commitment being irrevocably reduced by an amount equal to its pro rata share of such
                                                         --- ----
     prepayment. In the event that no Bank Loans or other Borrower Obligations are outstanding at the time of such a prepayment of Senior Note Debt, no prepayment shall be made to the Banks, provided that the Borrowers
                                            --------
     voluntarily reduce the Aggregate Revolving Credit Commitment as set forth above in this subsection (e).

     46. Release. In order to induce the Agent and the Banks to enter into this
         -------
Amendment, each of the Borrowers, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank; and (c) each of the Agent, the Arranger, the Collateral Agent, the Swing Line Bank and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. Each of the Borrowers, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's, the Arranger's, the Collateral Agent's, the Swing Line Bank's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank to such Person, except the obligations to be performed by the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, the Arranger, the Collateral Agent, the Swing Line Bank, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     47. Miscellaneous Provisions.
         ------------------------

     (a) Each of the Borrowers hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement and the other Loan Documents, in each case as amended hereby, including, without limitation, the Bank Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c)  Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, each of the Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                    MEDALLION FINANCIAL CORP.

                                    By: /s/ Alvin Murstein
                                        --------------------------
                                       Name:    Alvin Murstein
                                       Title:   Chief Executive Officer

                                    By: /s/ James E. Jack
                                        --------------------------
                                       Name:    James E. Jack
                                       Title:   Executive Vice President & Chief
                                                Financial Officer

                                    MEDALLION BUSINESS CREDIT, LLC

                                    By: /s/ Alvin Murstein
                                        --------------------------
                                      Name:     Alvin Murstein
                                      Title:    Chief Executive Officer

                                    By: /s/ James E. Jack
                                        --------------------------
                                      Name:     James E. Jack
                                      Title:    Executive Vice President & Chief
                                                Financial Officer

                                    FLEET NATIONAL BANK (f/k/a Fleet Bank,
                                    National Association), as Agent, as Swing
                                    Line Lender and as one of the Banks

                                    By: /s/ Kevin J. Foley
                                        --------------------------
                                      Name:     Kevin J. Foley
                                      Title:    Senior Vice President

                                        HSBC BANK USA



                                        By: /s/ Bruce Wicks
                                            --------------------------
                                            Name:   Bruce Wicks
                                            Title:  Vice President


                                        CITIZENS BANK



                                        By: /s/ Thomas D. Opie
                                            --------------------------
                                            Name:   Thomas D. Opie
                                            Title:  Vice President



                                        THE BANK OF NEW YORK



                                        By: /s/ Edward J. DeSalvio
                                            --------------------------
                                            Name:   Edward J. DeSalvio
                                            Title:  Vice President



                                        JPMORGAN CHASE BANK (f/k/a The Chase
                                        Manhattan Bank)



                                        By: /s/ Carol A. Kernblath
                                            --------------------------
                                            Name:   Carol A. Kernblath
                                            Title:  Vice President

                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By: /s/ Howard Weinberg
                                       -----------------------------------------
                                       Name:   Howard Weinberg
                                       Title:  Senior Vice President



                                   By: /s/ Matilde Reyes
                                       -----------------------------------------
                                       Name:   Matilde Reyes
                                       Title:  Vice President


                                   CITIBANK, N.A. (f/k/a European American Bank)



                                   By: /s/ George L. Stirling
                                       -----------------------------------------
                                       Name:   George L. Stirling
                                       Title:  Vice President


                                   BANK LEUMI


                                   By: /s/ Paul Tine
                                       -----------------------------------------
                                       Name:   Paul Tine
                                       Title:  Vice President



                                   By: /s/ Glen D. Kreutzer
                                       -----------------------------------------
                                       Name:   Glen D. Kreutzer
                                       Title:  Vice President


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By: /s/ Jeff Millar
                                       -----------------------------------------
                                       Name:   Jeff Millar
                                       Title:  Vice President

ACKNOWLEDGED AND AGREED,
------------------------
including for purposes of amendments
------------------------------------
to the Guaranty:
----------------

MEDALLION TAXI MEDIA, INC.

By: /s/ Alvin Murstein
   ---------------------------------
   Name: Alvin Murstein
   Title:President



By: /s/ James E. Jack
   ---------------------------------
   Name:  James E. Jack
   Title: Executive Vice President &
          Chief Financial Officer

                                                                       EXHIBIT G

                           BORROWING BASE CERTIFICATE

                                                200__

To: Fleet National Bank (f/k/a Fleet Bank, National Association), as Agent (as defined below ) under a Second Amended and Restated Loan Agreement (the "Loan Agreement"), dated as of September 22, 2000, among Medallion Financial Corporation, a Delaware corporation ("MFC"), Medallion Business Credit, LLC, a Delaware limited liability company ("MBC"), the banks that from time to time are signatories thereto (including Assignees (as hereinafter defined), collectively, the "Banks" and individually, a "Bank"), and Fleet National Bank (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), and as Arranger and as Agent for the Banks (including any successor, the "Agent").

Terms used in this certificate shall have the same meaning as ascribed thereto in the Loan Agreement.

The undersigned officers of the Borrowers certify that the information furnished herein as of ___________, 200__ as to the MFC Borrowing Base and the MBC Borrowing Base and Eligible Loans of MFC and MBC is true and correct and that as of the date hereof no Event of Default, or event which after notice or lapse of time or both would be an Event of Default exists under the Loan Agreement.

I.   MFC Borrowing Base

A.   MFC's Eligible Medallion Loans*/                                  $________
                                   -
B.   Loans in Line A not collectible or 60+ days past due              $________
C.   Line A minus Line B                                               $________
D.   83.3% of Line C                                                   $________
E.   MFC's Eligible Commercial Loans*/                                 $________
                                    --
              (excluding Section 7a Loans)
F.   Loans in Line F not collectible or 60+ days past due              $________
G.   Line E minus Line F                                               $________
H.   75% of Line G                                                     $________
I.   MFC's Eligible Section 7a Loans*/                                 $________
                                    --
J.   Loans in Line I not collectible or 60+ days past due              $________
K.   Line I minus Line J                                               $________

----------

     */ without excluding Loans not collectible or 60+ days past due
     -

L.    75% of Line K                                                    $________
M.    Line D plus Line H plus Line L                                   $________
N.    MFC's Cash (up to $5,000,000) and Short-Term Investments         $________
O.    Borrowing Base Holdback                                          $________
P.    MFC BORROWING BASE - Line M plus Line N minus Line O             $________
Q.    Amount outstanding to MFC                                        $________
R.    Line P minus Line Q                                              $________
         (if positive, amount available to MFC; if negative amount due)


II.   MBC Borrowing Base

A.    MBC's Eligible Medallion Loans*                                  $________
                                    -
B.    Loans in Line A not collectible or 60+ days past due             $________
C.    Line A minus Line B                                              $________
D.    83.3% of Line C                                                  $________
E.    MBC's Eligible Commercial Loans*/                                $________
                                     --
F.    Loans in Line F not collectible or 60+ days past due             $________
G.    Line E minus Line F                                              $________
H.    80% of Line G                                                    $________
I.    Line D plus Line H                                               $________
J.    MBC's Cash (up to $5,000,000) and Short-Term Investments         $________
K.    MBC BORROWING BASE - Line I plus Line J                          $________
L.    Amount outstanding to MBC                                        $________
M.    Line K minus Line L                                              $________
         (if positive, amount available to MBC; if negative amount due)


III.  Total Borrowing Base

A.    Line I.O. plus Line II.K.                                        $________
B.    Total amount of outstanding Revolving Credit Loans, Term
      Loans and Swing Line Loans                                       $________
C.    Line A minus Line B                                              $________
      (if positive, amount available (subject to I and II);
      if negative, amount due)


IV.   Senior Debt Coverage

A.    Indebtedness of MFC and MBC with respect to
      Commercial Paper                                                 $________


----------
      */ (if positive, amount available to NEC; if negative amount due)
      -

B.   Indebtedness of MFC and MBC incurred in accordance with
     (S)8.2(i)
C.   Line I.P. plus Line II.L.                                       $__________
D.   Line A plus Line B plus Line C                                  $__________
E.   Line III.A. minus Line D                                        $__________
           (if positive, amount available (subject to I, II and III);
           if negative, amount due)

                                            Very truly yours,

                                            MEDALLION FINANCIAL CORPORATION


                                            By:_________________________________
                                               Name:  Alvin Murstein
                                               Title: Chief Executive Officer

                                            By:_________________________________
                                               Name:  James E. Jack
                                               Title: Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                            MEDALLION BUSINESS CREDIT, LLC


                                            By:_________________________________
                                               Name:  Alvin Murstein
                                               Title: Chief Executive Officer

                                            By:_________________________________
                                               Name:  James E. Jack
                                               Title: Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                                                       EXHIBIT X
                                                                       ---------

                          Excess Dividend Calculations
                          ----------------------------

For the Fiscal Quarter Ended: ______________
----------------------------

A.      Excess Dividends
        ----------------

        1.      Adjusted Net Investment Income of MFC               $___________

                Multiplied by
                -------------
        2.      Ninety Percent (90%) (Line A(1) multiplied by 90%)  $___________
                                                ---------- --

        3.      Amount of Dividends Paid During
                 the Prior Fiscal Quarter by MFC                    $___________

        4.      Excess Dividends
                (Line A(3) minus Line A(2))                         $___________
                           -----

                If Line 4 is positive, proceed to Part B; if $0 or a negative number, no Dividend Prepayment is Required.

B.      Dividend Prepayment
        -------------------

        1.      Payment Amount One
                a.      $2,000,000                                  $2,000,000
                b.      (i)   .018
                        (ii)  Amount of Sections 8.2(i)(i)(A) and
                              8.2(i)(ii) Indebtedness               $___________
                        (iii) Line (B)(1)(b)(i) multiplied by
                                                ---------- --
                              Line B(1)(b)(ii)                      $___________
                c.      Total of Payment Amount One (Line B(1)(a)
                          plus Line (B)(1)(b)(iii))                 $___________
                          ----

        2.      Payment Amount Two
                a.      (i)   4
                        (ii)  Line A(4)(a)
                        (iii) Total (Line B(2)(a)(i) multiplied by Line
                                                     ---------- --
                               B(2)(a)(ii))                         $___________
                b.      (i)   Sections 8.2(i)(i)(A) and 8.2(i)(ii)
                               Indebtedness                         $___________

                        (ii)  $110,000,000                          $110,000,000

                        (iii) Line B(2)(b)(i) divided by
                                              ------- --
                               Line B(2)(b)(ii)                     $___________

                (iv)    Line B(2)(b)(iii) multiplied by 4 multiplied by
                                          ---------- --   ---------- --
                         Line A(4)(a)                               $___________
        c.      Payment Amount Two
                    (Line B(2)(a)(iii) plus Line B(2)(b)(iv))       $___________
                                       ----

3.      Dividend Prepayment - The greater of
          Line (B)(1)(c) and Line B(2)(c)                           $___________

                  1011205.1

                            Medallion Financial Corp

                                  Schedule III

Investment in Subsidiaries (a)
 Medallion Funding Corp.                                                                       $    68,224,639
 Medallion Capital Corp.                                                                            19,060,448
 Freshstart Venture Capital                                                                          7,448,988
 Business Lenders                                                                                    7,840,000
 Medallion Business Credit                                                                           2,500,000
                                                                                          ----------------------------
Total Investment in Subsidiaries                                                                   105,074,075
                                                                                          ----------------------------

                                                                                          ----------------------------
Investment in Unconsolidated Subsidiary (Media) (a)                                                  8,647,158
                                                                                          ----------------------------

Intercompany Receivables
 Medallion Capital Corp                                                                                236,414
 Freshstart Venture Corp                                                                               838,301
 Business Lenders                                                                                   25,327,205
 Medallion Business Credit                                                                          50,685,197
                                                                                          ----------------------------
Total Intercompany Receivables                                                                      77,087,117
                                                                                          ----------------------------

                                                                                          ----------------------------
Total Investments in Subsidiaries                                                              $   190,808,350
                                                                                          ============================

Balances subject to year-end audit

(a) The investments at December 31, 2001 exclude Accumulated Undistributed
        Income

                                                               Overinvestment
                                                                      Amounts

Medallion Taxi Media                                          $   3,646,158
                                                         ------------------
Business Lenders                                              $   2,345,111
                                                         ------------------
Medallion Funding Corp                                        $   5,090,378
                                                         ------------------

COMBINED MEDALLION FINANCIAL CORP & MEDALLION BUSINESS CREDIT

Schedule IV                           Bank Accounts
-----------                           -------------

             Company/Bank       Account
                                Number           Purpose                    Location
                            --------------------------------------------------------------------------------
MEDALLION FINANCIAL CORP.
--------------------------
Fleet Bank                   2173-008210      Operating       100 Federal Street, Boston, MA 02110
Fleet Bank                   2598-022914      Zero balance    Golden Bridge, NY 10526
Fleet Bank                   9403-543588      Payroll         100 Federal Street, Boston, MA 02110
Chase Manhattan Bank         134-737652       Depository      270 Park Avenue NY, NY 10017/ 401 Madison


MEDALLION BUSINESS CREDIT
--------------------------
Chase Bank - Regular         134-673867       Depository      270 Park Avenue NY, NY 10017/ 401 Madison
Chase Bank - Austin          134-696239       Depository      270 Park Avenue NY, NY 10017/ 401 Madison
Fleet Bank                   9415-855079      Operating       100 Federal Street, Boston, MA 02110

SCHEDULE 5
ADDBACK TO EBIT CALCULATION FOR EXTRAORDINARY PROFESSIONAL FEES
RECORDED DURING THE QUARTER ENDING MARCH 31, 2002


                                                                    Combined
                                                                   Medallion
                                                 Medallion         Financial &
              Company         Total               Funding        Business Credit
--------------------------------------------------------------------------------
Kaye Scholer                  125,000             125,000                 0
Bingham Dana                  188,000              38,000           150,000
Willkie Farr & Gallagher      156,000              31,000           125,000
Carl Marks Group              250,000                   0           250,000
Nightingale                   344,000             344,000                 0
                             ---------------------------------------------------
                              1,063,000           538,000           525,000
                             ===================================================

                                 Schedule 8.3(g)

   SALES OF LOANS MADE BY THE BORROWER TO AN AFFILIATE PRIOR TO THE AMENDMENT
   --------------------------------------------------------------------------
                              NO. 3 EFFECTIVE DATE
                              --------------------

                                                                                  Transaction
                                                                                  -----------
       Month         Sale #            Seller                 Purchaser             Amount
       -----         ------            ------                 ---------             ------
     January

     February

     March             1          Medallion Capitol      Medallion Funding      $   625,000.00
                       2          Business Lenders       Medallion Financial    $29,747,702.49
                       3          Business Lenders       Medallion Financial    $10,726,850.30

     April             4          Medallion Capitol      Medallion Funding      $   950,000.00
                       5          Business Lenders       Medallion Financial    $ 1,578,800.00

     May               6          Business Lenders       Medallion Financial    $ 1,371,566.12

     June              7          Medallion Capitol      Medallion Funding      $ 7,000,000.00
                       8          Business Lenders       Medallion Financial    $ 3,690,616.39

     July              9          Business Credit        Medallion Funding      $ 2,500,000.00

     August           10          Medallion Capitol      Medallion Funding      $ 1,500,000.00
                      11          Business Lenders       Medallion Financial    $ 1,145,788.83

     September        12          Business Lenders       Medallion Financial    $ 3,225,125.21
                      13          Medallion Financial    Medallion Funding      $ 5,984,455.25
                      14          Medallion Financial    Medallion Funding      $   668,070.96
                      15          Medallion Financial    Medallion Funding      $ 5,325,710.82

     October          16          Freshstart             Medallion Funding      $ 6,071,858.27
                      17          Business Lenders       Medallion Financial    $ 2,336,056.16

     November         18          Business Lenders       Medallion Financial    $ 1,250,675.00
                      19          Medallion Financial    Medallion Funding      $ 4,412,778.02

     December         20          Business Lenders       Medallion Financial    $ 5,180,175.45
                      21          Medallion Funding      Freshstart             $ 4,172,682.00
                      22          Medallion Funding      Medallion Capitol      $ 3,525,054.00
                      23          Medallion Financial    Medallion Funding      $   387,828.80
                      24          Medallion Financial    Medallion Funding      $   624,021.42

     January          25          Business Lenders       Medallion Financial    $ 1,674,031.65
                      26          Medallion Funding      Freshstart                 571,849.66

     February         27          Business Lenders       Medallion Financial         79,500.00
                      28          Medallion Funding      Freshstart               1,074,489.37

     March            29          Business Lenders       Medallion Financial        313,532.15

     May              30          Medallion Funding      Medallion Capital          950,000.00

     June             31          Medallion Funding      Medallion Capital          450,000.00
                      32          Medallion Funding      Medallion Capital      $ 6,691,423.44

                                       -2-